Exhibit 10.22.3

BULK RECEIVABLES PURCHASE AND SALE AGREEMENT (LIMITED RECOURSE)

This Bulk Receivables Purchase and Sale Agreement (Limited Recourse), (the "Bulk Agreement") is entered into this 20th day of February, 2020 (the "Closing Date"), between Nicholas Financial, Inc., a Florida Corporation ("Buyer"), and Platinum Auto Finance of Tampa Bay, LLC, a Florida limited liability company and Finanza Acceptance LLC, collectively referred to herein as ("Seller").

WHEREAS, Seller wishes to sell and Buyer wishes to buy all of Seller's rights, title and interest in and to certain retail installment sales contracts secured by liens on motor vehicles and certain promissory notes and security interests in motor vehicles securing such notes (collectively the "Receivables" and each a "Receivable"; and

WHEREAS, this Agreement is contingent on Fortress Credit Corp's sign off on Seller's sale of the Receivables and release of Seller's obligations as memorialized in the Revolving Credit Agreement dated June 27, 2019 between Seller and Fortress Credit Corp.

NOW, THEREFORE, in consideration of these premises and of the mutual covenants and agreements hereinafter contained, the receipt and adequacy of which are hereby acknowledged, the Buyer and Seller hereby agree as follows:

ARTICLE I
DEFINITIONS

Whenever used herein, the following words and phrases, unless the context otherwise requires, will have the following meanings:

"Accrued Interest":As of any date of determination with respect to a Receivable, the accrued and unpaid interest of such Receivable.

"Agreement":

"Authorized Officer":

This Receivables Purchase and Sale Agreement, together with all exhibits hereto and all subsequent written amendments and supplements hereto and thereto.

With respect to any Person, any of the Chief Executive Officer, the President, the Treasurer, the Chief Financial Officer, any Vice President or any Assistant Treasurer of such Person, or any other officer of such Person authorized to act on behalf of such Person.

"Bill of Sale":The Bill of Sale in the form attached hereto as Exhibit A.

"Business Day":	Any day other than a Saturday or Sunday, or a day on which banking institutions in Tampa, Florida are authorized or obligated by law or executive order to be closed.

"Buyer":As defined in the first paragraph of this Agreement.

"Certificate of Title":	A document issued by a jurisdiction that evidences the owner(s) and lien holder(s), if any, of a motor vehicle registered in such jurisdiction.

"Closing":

"Closing Date": "Collections"

The simultaneous delivery by Buyer and Seller on the Closing Date of documents and funds as provided for hereunder, as well as the performance by Buyer and Seller of all acts herein provided to be performed on the Closing Date.

As defined in the first paragraph of this Agreement.

With respect to any Receivable, all cash collections and other cash proceeds of or relating to such Receivable, including, without limitation, (i) Scheduled Payments, (ii) prepayments, (iii) any late fees, (iv) any guaranty amounts, (v) any insurance proceeds (including any GAP benefits or waiver amount), (vi) any rebates, (vii) any liquidation proceeds or recoveries and (viii) all other cash proceeds of Related Security with respect to such Receivable.

"Contract":

With respect to a Receivable, either (i) the motor vehicle retail installment sales contract or (ii) the promissory note evidencing an Obligor's obligation to pay the indebtedness provided for therein and evidencing a security interest in the Financed Vehicle.

"Contract Rate":

With respect to a Receivable, the annualized rate of interest to be paid by the Obligor as set forth on the related Contract, which may or may not be the same as the federal Truth-in Lending Act / Regulation Z Annual Percentage Rate.

"Conveyed Property":As defined in Section 2.1 of this Agreement.

"Current Performing Contract":	A Performing Contract where, as of the Cut-Off Date, the Obligor is less than thirty (30) days past due with respect to all payments due thereunder.

"Current Servicer": "Cut-Off Date":

"Damages":

Platinum Auto Finance

Close of business on the date set forth as the "Cut-Off Date" on the Receivables Schedule, which date shall be the last day on which Seller accrues Interest with respect to Receivables on its servicing and accounting system(s).

With respect to a Person and a specified event, the losses, liabilities, reasonable costs and expenses actually incurred and appropriately documented by such Person resulting from such specified event.

"Delinquent Performing Contract":A Performing Contract where, as of the Cut-Off Date, payments due on the Contract are thirty (30) days or more past due.

"Deposit Amount":Such amount retained by Buyer from the Purchase Price as set forth in

Section 3.3.

"Electronic Data File":The information and data provided by Seller to Buyer pursuant to Section

10.2(b) and set forth in Exhibit C.

"Financed Vehicle"	A new or used motor vehicle, together with all accessions thereto, securing an Obligor's indebtedness under the respective Receivable.

"Non-Performing Contract": Any contract that is not a Performing Contract or a Delinquent Performing Contract.

"Material Adverse Effect":

means, with respect to Buyer, a material adverse effect on (i) the financial condition, business, operations or properties of such Person, taken as a whole, (ii) the ability of such Person to perform its obligations hereunder, (iii) the legality, validity or enforceability of this Agreement, or (iv) the legality, validity or enforceability of Buyer's interest in the Receivables.

"Obligor":	The Person or Persons (other than the Seller) who executed a Contract and is or are liable for all obligations thereunder.

With respect to a Receivable, as of a date of determination, the sum of (i) the Unpaid Principal Balance, plus (ii) all accrued and unpaid interest calculated at the Contract Rate and in accordance with the terms and conditions of the Contract.

A Contract where, as of the Cut-Off Date, (i) the Seller has no evidence that the Obligor intends to discontinue making all required payments under the Contract, (ii) the Seller has no evidence that Buyer will not be able to make contact with the Obligor following the Closing Date or that the Obligor is otherwise a "skip" risk, (iii) the account evidenced by the Contract, or the vehicle which secures the Contract, is not in the process of repossession, repossession hold, insurance claim, litigation or impoundment, (iv) the Contract is secured by a fully operable vehicle, and (v) the Obligor under the Contract has not filed, nor had filed against it a petition in bankruptcy.

Any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust (including any beneficiary thereto), unincorporated organization or government or any agency or political subdivision thereof

The price paid on the Closing Date by Buyer to Seller for the Receivables purchased by Buyer on the Closing Date as calculated as provided in Section 3.1 hereof .

"Payoff":

"Performing Contract":

"Person":

"Purchase Price":

"Receivables File":The documents described in Section 10.2(d) of this Agreement.

"Receivables Schedule":

"Recourse Period"

The schedule listing the Receivables to be purchased by Buyer on the Closing Date, substantially in the form of attached Exhibit B and containing the information set forth therein, and delivered in accordance with Section 10.2(a).

With respect to a particular Receivable and the related Contract, that period of time set forth in the Receivables Schedule, in accordance with Section 3.2(c), during which Seller owes to Buyer the recourse obligations set forth in Section 3.2.

"Related Security":With respect to any Receivable:

(i)	all of Seller's right, title and interest in and to the Contract and the Financed Vehicle;
(ii)

all security interests, liens, real property and/or personal property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to the Receivable or otherwise, together with all financing statements or registration applications filed against an Obligor describing any collateral securing such Receivable;

(iii)

all letters of credit, insurance, guarantees and other agreements or arrangements of whatever character from time to time supporting or securing payment of the Receivable, whether pursuant to the Contract related to the Receivable or otherwise; and,

(iv)

the related Contract, all books, records and other information (including, without limitation, computer programs, tapes, discs, punch cards, data processing software and related property and rights), accounts and all general intangibles relating to such Receivable and the related Obligor.

"Repurchase Price":As defined in Section 5.4(b) of this Agreement.

"Scheduled Payment":

With respect to any Contract, the periodic payments payable under the terms of such Contract, excluding, without limitation, any sales and use tax or similar tax payments, insurance premiums or other charges due under the terms of such Contract and not due and owing to Seller under such Contract.

"Seller":As defined in the first paragraph of this Agreement.

"Servicing File":	With respect to each Receivable, the file delivered by Seller to Buyer, consisting of all documents necessary to service the Receivables.

"Servicing Transfer Date":The Closing Date.

"Unpaid Principal Balance":

With respect to a Receivable, as of a date of determination, the Obligor's original principal balance minus the cumulative principal portion of each installment received prior to such date from the Obligor and applied to reduce such balance, the application of such installment having been determined in accordance with the terms and conditions of the Contract.

ARTICLE II

PURCHASE AND SALE

Section 2.1.Purchase and Sale. Subject to the terms and conditions set forth in this Agreement, on the Closing Date, Seller hereby agrees to sell, assign, transfer, set over, and convey to Buyer, and Buyer agrees to purchase and accept, subject to the terms of this Agreement, (a) all of Seller's right, title and interest in and to those certain Receivables (together with the Related Security) identified on the Receivables Schedule; (b) all of the rights under any lender's single interest insurance policy relating to a Financed Vehicle for the benefit of the creditor of the related Contract (to the extent that such rights may be assigned or otherwise conveyed); (c) all documents contained in the related Receivables File and the Servicing File; and, (d) all proceeds derived from any of the foregoing, other than the Purchase Price, paid pursuant to this Agreement (collectively, the "Conveyed Property").

Section 2.2.True Sales.

(a)It is the express intention of Buyer and Seller that each transfer of Conveyed Property hereunder constitutes a true sale by Seller to Buyer that is absolute and irrevocable and that provides Buyer with the full benefits of ownership of the Conveyed Property, and not a pledge of such Conveyed Property by Seller to Buyer to secure a debt or other obligation of Seller. Consequently, the sale of each Conveyed Property shall be reflected as a sale on Seller's business records and financial statements. However, in the event that, notwithstanding the intent of the parties, any Conveyed Property is deemed not to have been transferred to Buyer, then (i) this Agreement also shall be deemed to be and hereby is a security agreement within the meaning of the UCC, and (ii) the conveyance by Seller provided for in this Agreement shall be deemed to be a grant by Seller to Buyer of, and Seller hereby grants to Buyer, a security interest in and to all of Seller's right, title and interest in, to and under the Conveyed Property, whether now or hereafter existing or created, to secure (1) the rights of Buyer hereunder, and (2) without limiting the foregoing, the payment and performance of Seller's obligations to Buyer.

(b)Buyer and Seller shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Conveyed Property, such security interest would be deemed to be a perfected security interest of first priority in favor of Buyer under applicable law and will be maintained as such throughout the term of this Agreement. Seller hereby authorizes Buyer or its designee to file one or more UCC financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Conveyed Property of Seller, in each case whether now existing or hereafter generated by Seller. Unless otherwise agreed to by the parties, Seller agrees to pay all reasonable out-of-pocket costs and expenses of Buyer, excluding fees and expenses of counsel, in connection with the perfection as against third parties of Buyer's right, title and interest in and to the Conveyed Property and the enforcement of any obligations of Seller under this Agreement.

Section 2.3.Examination of Receivables Files. Seller shall, prior to the date that is more than two (2) Business Days prior to the Closing Date, at Buyer's option, make the related Receivables Files available to Buyer or its designee(s), as applicable, for examination during normal business hours at Seller's offices or other location as agreed by Buyer and Seller. Buyer shall not be required to conduct, or have conducted on its behalf, any such examination. The fact that Buyer or its designee(s) have conducted or have determined not to conduct any partial or complete examination of the Receivables Files shall not affect (i) Buyer's (or any of its assignees') rights to demand repurchase in accordance with this Agreement, (ii) any of Seller's representations, warranties, covenants, or promises herein, or (iii) any other relief or remedy provided for in this Agreement.

ARTICLE III

PURCHASE PRICE

Section 3.1.Purchase Price. The Purchase Price for each Receivable listed on the Receivables Schedule (together with the Related Security) shall be the percentage of par as stated in the Receivables Schedule, multiplied by the Unpaid Principal Balance as of the Cut-Off Date with respect to such Receivable. On the Closing Date, Buyer shall pay to Seller the Purchase Price as set forth in Section 10.3. Buyer shall own and be entitled to receive with respect to each purchased Receivable all Collections (whether or not received or recovered) from and after the Cut-Off Date, including, without limitation, (1) all principal due and owing on the Receivables, (2) all Accrued Interest on the Receivables; and (3) all other charges or payments due and owing and collections on the Receivables, in each case from and after the Cut-Off Date.

Section 3.2.Seller's Recourse Obligations.

(a)Seller understands and agrees that Buyer will not purchase Receivables hereunder unless Seller provides the recourse set forth herein.

(b)As an inducement to Buyer to purchase the Receivables hereunder, Seller hereby irrevocably and unconditionally agrees to repurchase any Receivable which meets or met the conditions for repurchase set forth below during the Recourse Period (as hereinafter defined).

(c)With respect to a particular Receivable and related Contract sold hereunder, the Recourse Period shall begin on the Closing Date and shall end when the Obligor has indefeasibly paid Buyer in full, in the Obligor's own funds, all Scheduled Payment specified for such Contract's Recourse Period set forth on the Receivables Schedule.

(d)Conditions for Repurchase. A Contract and related Receivable shall be subject to repurchase by Seller in the event the Obligor(s) thereunder, during the Recourse Period but not thereafter,

(i)Fail(s) to make a Schedule Payment, directly to Buyer, on or before the date same is due, in Obligor's own funds;

(ii)Fail(s) to maintain full-coverage insurance on the Financed Vehicle;

(iii)Causes or permits, directly or indirectly and for any reason or no reason, the repossession, taking, impoundment, replevin or sequestration of the Financed Vehicle, whether voluntarily or involuntarily, and whether by Seller, Buyer, or any other Person;

(iv)Causes or permits, directly or indirectly and for any reason or no reason, physical damage to the Financed Vehicle such that the related insurance company declares or determines the Financed Vehicle a "total loss" or similar designation, without regard to when such declaration or determination is made; or,

(v)Breaches any term of the Contract in any respect;

(vi)First payment default.

(e)Timing of Repurchase; Notice to Seller. At any time, Seller shall pay to Buyer the Repurchase Price with respect to a particular Receivable, in immediately available funds, within five (5) days of Buyer's transmission to Seller of notice that such Receivable meets or met, during the Recourse Period, the conditions for repurchase set forth in Section 3.2(d).

Section 3.3.Deposit Amount / Seller's Right to Set-Off. The Deposit Amount shall be equal to

$ n/a . , which amount shall be retained by Buyer out of the Purchase Price to ensure that (i) the
Seller and/or the Current Servicer transmit to Buyer all payments received by either such party after the Cut-Off Date with respect to Conveyed Property as set forth in Section 3.4, and (ii) Seller timely pays Buyer the Repurchase Price for any Receivable required to be repurchased pursuant to Sections 3.2 and 5.4. If Seller or Current Servicer, as applicable, shall fail to promptly remit such payments to Buyer, Buyer shall be permitted to deduct the full amount of such payments from the Deposit Amount. On n/a Buyer shall remit to Seller, via wire transfer to such account as Seller shall direct, the Deposit Amount less amounts deducted in accordance herewith, and shall provide Seller a detailed accounting of the amounts so deducted.

Section 3.4. Payments Received by Seller On or After the Cut-Off Date. Buyer shall provide prompt written notice ("Notice") to Seller and the Current Servicer of any payments that it believes the Seller or the Current Servicer has received and which the Buyer is entitled to under the terms hereof, and Seller and/or Current Servicer agree to give Buyer Notice of any payments, with respect to the Conveyed Property, that it receives on or after the Cut-Off Date. Seller agrees to remit (or cause the Current Servicer to remit), within two Business Days of receipt of any Notice it receives from Buyer, or two days of the date of any such notice it gives to Buyer, any such payments that Seller has received to which Buyer is entitled hereunder. In the event that Seller or Current Servicer disputes that it has ever received a payment that is identified in a Notice, it shall give prompt written notice to Buyer that it has not, in fact, received any such payment. Upon receipt of such notice from Seller or Current Servicer, Buyer shall be obligated to submit written evidence to Seller and Current Servicer, which evidence must be reasonably satisfactory to Seller and Current Servicer, that such payment has, in fact, been received by Seller or Current Servicer. Upon written confirmation of Seller and Current Servicer of their receipt of such evidence (which confirmation will be sent to Buyer), Seller and Current Servicer, as applicable, shall be obligated to remit the full amount of such payment to Buyer.

ARTICLE IV
TRANSFER

Section 4.1.Transfer Documentation; Notice.

(a)Notifying the Obligors of Buyer's ownership and servicing of the Receivables and related Contracts by the mailing of a letter, in the form attached as Exhibit D hereto, within five (5) Business Days of the Closing Date.

(b)Notifying the Obligors of Buyer's ownership and servicing of the Contracts during any in-person, telephonic, electronic, or other interactions with Obligors.

(c)With respect to a Financed Vehicle, providing to Buyer any documentation necessary to evidence clear chain of title to Seller. Seller has the obligation to transfer or change the lien holder of record on any Certificate of Title with respect to a Financed Vehicle, and any transfer or change of record lien holder shall be made at Seller's expense. Transfer or change of lien holder must take place within 30 days following the recourse period for the Financed Vehicle.

ARTICLE V

REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER

Section 5.1.General Representations and Warranties. Seller hereby represents and warrants to Buyer, as of the Closing Date, as follows:

(a)Organization and Good Standing. Seller is an entity duly organized, validly existing and in good standing under the laws of its state of organization, and has the corporate power and authority and all government licenses, authorizations, consents and approvals required in each jurisdiction in which its business is now conducted, to own its assets and to transact the business in which it is currently engaged. Seller is duly qualified to do business as a foreign entity where required and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would adversely affect Buyer's enforcement of the Contracts.

(b)Authorization; Binding Obligations. Seller has the power and authority to make, execute, deliver, and perform this Agreement and all of the transactions contemplated under this Agreement and has taken all necessary corporate action to authorize the execution, delivery, and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of Seller enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

(c)No Violations. The execution, delivery, and performance of this Agreement by Seller will not violate any provision of its articles of incorporation, bylaws or standing resolutions, any existing law or regulation or any order or decree of any court, or constitute a material breach of any mortgage, indenture, contract, or other agreement to which Seller is a party or by which Seller may be bound.

(d)Litigation. No litigation or administrative proceeding of or before any court, tribunal, or governmental body is currently pending, or to the knowledge of Seller threatened, against Seller or any of its properties or with respect to this Agreement which, if adversely determined, would have a Material Adverse Effect on the transactions contemplated by this Agreement.

(e)Licensing. Seller has obtained and currently holds all government licenses, authorizations, consents and approvals required to (i) sell the Financed Vehicles, (2) originate and purchase the Receivables, and (iii) service and collect the Receivables, in each jurisdiction in which Seller sells Financed Vehicles, originates or purchases Receivables, and services and collects Receivables.

(f)Taxes. Seller has filed or caused to be filed all tax returns and reports required by law to have been filed by it and has paid all taxes, assessments and governmental charges thereby shown to be due on such returns, except any such taxes, assessments or charges (i) that are being diligently contested in good faith by appropriate proceedings and (ii) with respect to which no adverse claim has been imposed upon any Receivables.

(g)Solvency. As of the date of this Agreement, and after giving effect to the transactions contemplated by this Agreement, Seller will not (1) be insolvent (either because its financial condition is such that the sum of its debts is greater than the fair market value of its assets or because the fair saleable value of its assets is less than the amount required to pay its probable liabilities on its existing debts as they mature); (2) have unreasonably small capital with which to engage in its business; or (3) have incurred debts beyond its ability to pay as they become due.

Section 5.2. Representations and Warranties With Respect to Receivables. For each Receivable sold by Seller and purchased by Buyer hereunder Se ler represents and warrants to Buyer that, as of the Closing Date:

(a)Lawful Assignment. The Receivable has not been originated in and is not subject to the laws of any jurisdiction under which the transfer of such Receivable to Buyer pursuant to this Agreement is unlawful, void, or voidable or renders the related Contract unenforceable. Seller has not entered into any agreement with the related Obligor that prohibits, restricts, or conditions the assignment, pledge, or sale of any portion of such Receivable.

(b)Ownership; Origination. Seller originated or purchased the Receivable for fair value and in accordance with prudent and reasonable origination policies and procedures, and took possession thereof in the ordinary course of its business, and such Receivable was not at the time of Seller's origination or purchase thereof subject to a security interest. Seller has not sold, assigned or pledged the Receivable to any Person and, prior to the transfer of the Receivable by Seller to Buyer, has good and marketable title thereto free and clear of any encumbrance, equity, loan, pledge, charge, claim or security interest (except for any of the foregoing released prior to or in connection with the sale and transfer in accordance herewith) and was the sole owner thereof with full right to transfer the Receivable to Buyer. Seller acknowledges that Buyer has no obligation to any dealer with respect to dealer participations and shall indemnify and hold Buyer and its assigns harmless with respect to same.

(c)Certificate of Title. Seller has obtained a Certificate of Title (or the functional equivalent thereof for jurisdictions that do not deliver a Certificate of Title to secured lenders) for the Financed Vehicle.

(d)No Brand on Certificate of Title. The Certificate of Title for the Financed Vehicle does not bear any brand, notation, or word(s) indicating prior vehicle history, damage, or chronic problem, including without limitation words such as "damaged", "totaled", "salvaged", "rebuilt", "warranty returned", "reconditioned", "junked", or any brand, notation, or word(s) of similar meaning or import.

(e)Marking Records. On or before the Closing Date, the Seller will have caused the portions of its electronic ledger relating to Conveyed Property to be clearly and unambiguously marked to indicate that such Contracts have been sold to Buyer.

(f)Receivables File. With respect to such Receivable, the related Receivables File contains, in all material respects, the documents required to be contained therein pursuant to this Agreement.

(g)No Waivers or Extension. With respect to such Receivable, the terms of the related Contract have not been waived, altered, or modified in any material respect, except by instruments or documents identified in the Receivables File or in the Servicing File.

(h)Contract in Force. With respect to such Receivable, the related Contract has not been satisfied or subordinated in whole or in part or rescinded, and the Financed Vehicle securing the Contract has not been released from the lien of the Contract in whole or in part.

(i)Selection Procedures. No selection procedures believed to be adverse to Buyer have been utilized in selecting the Receivables sold hereunder from among those Receivables that meet the criteria contained herein. Seller has not engaged in any activity or committed any action intended, or the natural consequence of which is, to give any Receivable the appearance of compliance with this Agreement and these representations and warranties which such Receivable, absent such activity or action by Seller, would otherwise not comply with this Agreement or these representations or warranties.

(j)Compliance with Law. The Contract and the sale of the related motor vehicle complied at the time it was originated and upon the execution of this Agreement, and complies at the time of its sale to Buyer hereunder, in all material respects with all applicable federal, state, and local laws, regulations, and ordinances, including but not limited to the Fair Credit Reporting Act, the Equal Credit Opportunity Act and Regulation B, the Truth-in-Lending Act and Regulation Z, and FTC rules and regulations.

(k)Binding Obligation. Such Receivable represents the genuine, legal, valid, and binding payment obligation of the Obligor, enforceable by the holder thereof in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

(1)No Defenses. No right of rescission, setoff, counterclaim or any other defense (including defenses arising out of violations of usury laws) has been asserted or threatened with respect to such Receivable.

(m)No Default. Except for payment delinquencies continuing for a period of not more than sixty (60) days, no default, breach, violation, or event permitting acceleration under the terms of such Receivable has occurred; and no continuing condition that with notice or the lapse of time would constitute a default, breach, violation, or event permitting acceleration under the terms of such Receivable has arisen. Such Receivable is not a write-off.

(n)Down Payment. The Obligor on such Receivable has fully paid the down payment, with his/her own funds, as set forth in the related Contract.

(o)Collections. Seller does not know of any fact that indicates the uncollectability by Buyer of any Contract, and no condition exists that materially or adversely affects the value of the Receivable or jeopardizes any security therefor.

(p)No Repossession. The Financed Vehicle securing the Receivable shall have not been foreclosed upon or repossessed by Seller or any other party.

(q)The information contained in the Receivables Schedule, as set forth in Section 10.2(a) and Exhibit B, including without limitation the identification of Current Performing Contracts, Delinquent Performing Contracts, Non-Performing Contracts, and Performing Contracts, is true and correct as of the Cut-Off Date.

(r)The information and data contained in the Electronic Data File, as set forth in Section 10.2(b) and Exhibit C, is true and correct as of the Cut-Off Date.

(s)The Receivable represents a consumer obligation of an Obligor, purchased for personal, family, or household use, and not a commercial obligation of an Obligor.

(t)The Obligor of the Receivable had obtained or agreed to obtain full-coverage physical damage and general liability insurance covering the Financed Vehicle.

Section 5.3.Covenants of the Seller.

(a)Affirmative Covenants. From the Closing Date until the first day following the date on which all Receivables purchased hereunder are indefeasibly paid in full to Buyer, Seller agrees and covenants that it shall:

(i)Maintain all necessary licenses, permits and other approvals, in all jurisdictions where the failure to do so would have a Material Adverse Effect.

(ii)Keep and maintain all of its properties necessary or useful in its business in good condition, repair and working order (normal wear and tear excepted).

(iii)Take all actions necessary to preserve and keep in full force and effect its existence, maintain the continuous operation of its business and comply with each requirement of law in all material respects.

(iv)Use commercially reasonable efforts to maintain systems, personnel and facilities, including back-up and disaster recovery capability, that will enable it to perform its obligations under this Agreement.

(v)File or cause to be filed all federal, state and local tax returns that are required to be filed by it and pay or cause to be paid all taxes shown to be due and payable on taxes or assessments (except only such taxes or assessments the validity of which are being contested in good faith by appropriate proceedings).

(b)Negative Covenants. From the Closing Date until the first day following the date on which all Receivables purchased hereunder have been indefeasibly paid in full to Buyer, Seller agrees that is shall not do any of the following:

(i)Assert any claims or set-off rights against any Scheduled Payments.

(ii)In the fulfillment of Seller's obligations under this Agreement, engage in, or allow or permit any person under its direct control or direction to engage in, any fraudulent activity or other activity which would constitute a violation of a requirement of law in any material respect.

(iii)Solicit, encourage, or otherwise suggest an Obligor in any manner breach any term of the Contract related to a Receivable.

(iv)Sell, lease, or otherwise transfer or deliver to an Obligor any motor vehicle, without regard to the means or method of such transfer or delivery, or purchase or originate any receivable related to the purchase of any motor vehicle by such Obligor; provided, that with respect to a particular Obligor, such covenant shall expire and be of no further force or effect upon the indefeasible payment in full to Buyer of all amounts due and owing from such Obligor.

(v)Except for fees imposed on Obligors with respect to payment, late payment or nonpayment as permitted in the related Contract, accept or receive or agree to accept or receive any rebate, refund, commission, fee, kickback or rakeoff, whether cash or otherwise and whether paid by or originating with an Obligor or any other party (including, but not limited to, brokers and agents), as a result of or in any way related to any Receivable or in connection with the sale, disposition, transfer or servicing of any Receivable.

Section 5.4. Remedy for Breach of Representation, Warranty, or Covenant; Repurchase.

(a)The representations, warranties, covenants, and promises of Seller set forth herein shall survive the sale of Receivables to Buyer and shall inure to the benefit of Buyer and its successors and assigns, notwithstanding any restrictive or qualified endorsement on any Contract.

(i)In the event of a breach by Seller of any material representation, warranty, covenant, or promise in this Agreement with respect to any Receivable, the party discovering such breach will provide written notice to the other party. Within ten (10) calendar days of notice to Seller of any such breach, Seller shall repurchase such Receivable and the Related Security by paying Buyer the Repurchase Price in good funds.

(ii)In the event Seller is required to repurchase a Receivable, Buyer shall deliver to Seller the related Contract File and shall assign to Seller all of Buyer's right, title, and interest in and to the related Conveyed Property, free and clear of any and all claims, liens, and encumbrances, except for those which existed at the time of Buyer's purchase thereof from Seller. Buyer shall accomplish such delivery and assignment within a reasonable period of time following Buyer's receipt in full of the Repurchase Price from Seller.

(b)The "Repurchase Price" of a Receivable shall be the percentage of par as stated in the Receivables Schedule, multiplied by the Unpaid Principal Balance as of the date the Repurchase Price is paid to Buyer with respect to such Receivable, plus any accrued unpaid interest, plus any accrued unpaid fees.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES OF BUYER

Section 6.1.Buyer Representations and Warranties. Buyer hereby represents and warrants to Seller, as of the Closing Date, as follows:

(a)Organization and Good Standing. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate power to own its assets and to transact the business in which it is currently engaged. Buyer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a Material Adverse Effect on the Buyer's ability to perform its obligations hereunder.

(b)Authorization: Binding Obligations. Buyer has the power and authority to make, execute, deliver, and perform this Agreement and all of its transactions contemplated under this Agreement and has taken all necessary corporate action to authorize the execution, delivery, and performance of this Agreement. When executed and delivered, this Agreement will constitute the legal, valid and binding obligation of Buyer enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

(c)No Consent Required. Buyer is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau, or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

(d)No Violations. The execution, delivery, and performance of this Agreement by Buyer will not violate any provision of any existing law or regulation or any order or decree of any court or the Certificate of Incorporation or Bylaws of Buyer, or constitute a material breach of any mortgage, indenture, contract, or other agreement to which Buyer is a party or by which Buyer may be bound.

(e)Litigation. No litigation or administrative proceeding of or before any court, tribunal, or governmental body is currently pending, or to the knowledge of Buyer threatened, against Buyer or any of its properties or with respect to this Agreement which, if adversely determined, would in the opinion of Buyer have a Material Adverse Effect on the transactions contemplated by this Agreement.

(f)Approvals, Licensing, Etc. All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights, and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency, that are necessary or advisable in connection with the execution and delivery by Buyer of this Agreement and other documents have been duly taken, given, or obtained, as the case may be, are in full force and effect to be entered into in connection herewith, are not subject to any pending proceedings or appeals (administrative, judicial, or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and other documents to be entered into in connection herewith on the part of Buyer and the performance by Buyer of its obligations hereunder and thereunder.

ARTICLE VII
SERVICING

Section 7.1.Transfer and Assignment. Effective as of the Servicing Transfer Date, (a) Seller shall transfer, delegate, and assign all of its rights, duties and obligations regarding the servicing of the Conveyed Property, including all rights to receive payment, to Buyer and (b) Buyer shall assume all of the Seller's such duties and obligations and accept all of Seller's such rights. After the execution of this Agreement and prior to the Servicing Transfer Date, Seller or the Current Servicer shall service the Contracts that will be, after the Closing, Conveyed Property in accordance with its current customary practices. Seller shall forward all payments received with respect to Conveyed Property after the Cutoff Date to the Buyer, within one business day after Buyer's receipt of such payment, via overnight delivery or wire with faxed listing of account(s) for credit.

ARTICLE VIII

FURTHER ASSURANCES

Section 8.1.Further Assurances.

(a)In order to protect and secure Buyer's rights hereunder, Seller, upon the request of and at the expense of the Buyer or its assigns, shall perform or cause to be done and performed, every reasonable act necessary or advisable to put Buyer in position to enforce the payment of the Contracts and to carry out the intent of this Agreement, including the execution of documents such as applications for certificates of title and Uniform Commercial Code financing statements assigning Seller's security interests in the motor vehicles securing the Contracts, and the execution of, and if necessary, the recordation of, additional documents, including separate endorsements and assignments, upon request of Buyer.

(b)In order to protect and secure Buyer's rights hereunder, Seller, within one (1) business day of its receipt of any correspondence, notification, notice, or similar document related to or concerning any Contract purchased by the Buyer hereunder, shall forward same to Buyer.

Section 8.2. Returned Payments.

(a)Buyer agrees to pay to Seller, within two (2) business days after notice from Seller, amounts equal to any Obligor checks or other payments originally tendered to Seller by Obligor(s) and returned unpaid for insufficient funds or other reasons after the Cut-Off Date, and Seller shall provide to Buyer copies of documents evidencing the returned checks or payments.

(b)In the event Seller repurchases a Receivable pursuant to Section 3.2 or 5A, Seller agrees to pay to Buyer, within two (2) business days after notice from Buyer, amounts equal to any Obligor checks or other payments tendered to Buyer with respect to such contract prior to such repurchase and returned unpaid for insufficient funds or other reasons, and Buyer shall provide to Seller copies of documents evidencing the returned checks or payments.

ARTICLE IX

BROKERAGE AND OTHER THIRD-PARTY FEES

Section 9.1.Brokers. Buyer and Seller each represent and warrant to the other that it has not dealt with any Person entitled to a brokerage fee or commission in connection with this Agreement.

ARTICLE X

DELIVERABLES; CLOSING

Section 10.1. Closing Location. The Closing hereunder will take place by fax or email transmission with originals forwarded by overnight courier for next business day delivery.

Section 10.2. Seller Deliverables.

(a)Receivables Schedule. Seller shall deliver to Buyer the Receivables Schedule setting forth the Receivables to be sold to Buyer by 12:00 noon (eastern standard time) one (1) Business Day prior to the Closing Date (unless otherwise agreed to by the parties). The Receivables Schedule shall be substantially in the form attached hereto as Exhibit B, shall be signed by an Authorized Officer of Seller, and shall contain such information as set forth therein and below. SELLER, BY ACCEPTING THE PURCHASE PRICE PAID WITH RESPECT TO THE CONVEYED PROPERTY, SHALL BE DEEMED TO HAVE CERTIFIED, REPRESENTED AND WARRANTED TO BUYER, WITH RESPECT TO THE RECEIVABLES AND RELATED SECURITY TO BE SOLD BY IT ON SUCH PURCHASE DATE, THAT ALL INFORMATION AND DATA CONTAINED IN THE RECEIVABLES SCHEDULE IS CURRENT, TRUE AND CORRECT IN ALL MATERIAL RESPECTS ON AND AS OF THE CUT-OFF DATE, WITH THE SAME EFFECT AS THOUGH MADE ON AND AS OF SUCH DAY.

(i)account number for each Contract;

(ii)name of each Obligor party to a Contract;

(iii)year, make, model, and vehicle identification number of each motor vehicle which is security for a Contract;

(iv)Unpaid Principal Balance on each Contract as of the Cut-Off Date;

(v)Purchase Price on each Contract calculated as of the Cut-Off Date;

(b)Contents of Electronic Data File. Seller shall deliver to Buyer the Electronic Data File, or information and data sufficient for the creation of same, including all information and data set forth in Exhibit C, with respect to the Receivables sold to Buyer by 12:00 noon (eastern standard time) two (2) Business Days prior to the Closing Date (unless otherwise agreed to by the parties). Seller understands and agrees that Buyer intends to and shall rely upon Seller's provision of such information and data, whether created by Seller or not, in loading or boarding the Conveyed Property onto Buyer's account servicing system(s). SELLER, BY ACCEPTING THE PURCHASE PRICE PAID WITH RESPECT TO THE CONVEYED PROPERTY, SHALL BE DEEMED TO HAVE CERTIFIED, REPRESENTED AND WARRANTED TO BUYER, WITH RESPECT TO THE RECEIVABLES AND RELATED SECURITY TO BE SOLD BY IT ON SUCH PURCHASE DATE, THAT ALL INFORMATION AND DATA CONTAINED IN THE ELECTRONIC DATA FILE IS CURRENT, TRUE AND CORRECT IN ALL MATERIAL RESPECTS ON AND AS OF THE CUT-OFF DATE, WITH THE SAME EFFECT AS THOUGH MADE ON AND AS OF SUCH DAY.

(c)Bill of Sale. Seller, in conjunction with the payment of the Purchase Price, shall execute and deliver to Buyer a Bill of Sale with respect to the related Conveyed Property substantially in the form attached hereto as Exhibit A.

(d)Receivables File. Seller, in conjunction with the payment of the Purchase Price, shall forward, by courier delivery, or in person, to Buyer, within 14 business days of the Closing Date, the following with respect to each Receivable:

(i)The original Contract. If the original contract is unavailable, Seller must provide the electronic version stamped on each page of the contract "True and Correct Copy of the Original" and signed by an officer verifying such with a notary.

(ii)Obligor credit files including the original application, credit investigation and such other credit information contained therein, or copies of same if the original of such document is not available.

(iii)The title file, which shall include the Certificate of Title (to the extent the state of origin has such Certificate of Title or notice of recorded lien on Seller's name) for the Financed Vehicle.

(iv)The Servicing File, including Obligor payment and collection records.

(v)Obligor insurance files, including without limitation property insurance insuring the Financed Vehicle, gap insurance, warranties, and such other insurance information contained therein, or copies of same if the original of such document is not available.

(vi)The Bill of Sale with respect to the Financed Vehicle.

(vii)Any other documents related to the Financed Vehicle or the Obligor that Buyer may reasonably require.

(viii)REMEDY FOR FAILURE TO DELIVER RECEIVABLES FILE. In the event Seller fails to deliver, with respect to any particular Receivable, the Receivables File to the reasonable satisfaction of Buyer and in accordance with Section 10.2(d), Buyer may at its sole option require Seller to immediately repurchase such Receivable. If Buyer requires Seller to immediately repurchase such Receivable, Seller shall repurchase such Receivable and the Related Security by paying to Buyer the Repurchase Price in good funds within five (5) Business Days following Buyer's notice hereunder. In the event Seller is required to repurchase the Contract hereunder, Buyer shall deliver to Seller, upon payment by the Seller of the Repurchase Price, the related Contract File and shall assign to Seller all of Buyer's right, title, and interest in and to the related Conveyed Property, free and clear of any and all claims, liens, and encumbrances, except for those which existed at the time of Buyer's purchase thereof from Seller.

(ix)Seller and Buyer alternatively agree to consider the ability for Wells Fargo to convert the files in their possession over to Buyer's accounts, which shall be determined post Closing Date.

Section 10.3. Payment of Purchase Price. Subject to Seller's complying on the Closing Date in all material respects with the terms and conditions of this Agreement, Buyer shall pay sixteen million, two hundred eleven thousand, seven hundred forty six dollars and eighty two cents ($16,211,746.82) of the Purchase Price to Seller on the Closing Date, by wire transfer, in immediately available funds, to such account(s) as directed by Seller. Seller has determined the account to be that of Fortress Credit Corp and has provided wire details to Buyer. Buyer shall place the remaining one million, eight hundred four thousand, two hundred ninety eight dollars and twenty nine cents ($1,804,298.29) in escrow to be held for thirty (30) days which shall be further reduced by the amount due under the repurchase provisions in section 3.2, as applicable. The remaining monies in escrow shall be paid to Seller by wire transfer to Seller's account.

ARTICLE XI
NOTICES

Section 11.1. Notices Any notice, demand or communication which either party desires or is required to give to the other party in connection with the Agreement must be in writing and must be either served personally or sent by fax and a reliable tracking method, addressed to the other party, as follows, or to such other fax number and/or address as either party hereafter specifies in accordance with this Article XI:

IF TO BUYER:

Nicholas Financial, Inc.

2454 McMullen Booth Road, Building C, Clearwater, FL 33759

Fax (727) 914-2411

Attn: Doug Marohn

Title: President and CEO

IF TO SELLER:

Platinum Auto Finance of Tampa Bay, LLC

25 N. Main Avenue Clearwater, FL 33765

Attn: Legal Department

Fax (727) 216-6262

ARTICLE XII

MISCELLANEOUS

Section 12.1. Termination. Either party may terminate this Agreement prior to the delivery by Seller to Buyer of the Receivables Schedule.

Section 12.2. Mandatory Delivery. The sale and delivery of each Contract on the time designated in 10.2 (d) is mandatory from and after the date of the delivery of the Receivables Schedule, it being specifically understood and agreed that each Contract is unique and identifiable on the date thereof and that an award of money damages would be insufficient to compensate Buyer for the losses and damages incurred by Buyer (including damages to prospective purchasers of the Contracts) in the event of Seller's failure to deliver each of the related Contracts by the time designated in 10.2 (d). Seller hereby agrees that it holds such Contracts in custody for Buyer subject to Buyer's (a) right to reject any Contract under the terms of this Agreement, and (b) obligation to pay the related Purchase Price. All rights and remedies of Buyer under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity and all such rights and remedies may be exercised concurrently, independently or successively.

Section 12.3. Entire Agreement. This Agreement together with all exhibits and schedules hereto constitutes the entire agreement between the parties hereto and supersedes any and all representations, promises and statements, oral and written, made in connection with the subject matter of this Agreement and the negotiation hereof, and no such representation, promise or statement not written herein will be binding on the parties. This Agreement may not be varied or altered or its provisions waived except by an agreement in writing executed by duly authorized agents of both parties hereto. This Agreement will be binding upon and inure to the benefit of the parties hereto and each of their respective successors and assigns.

Section 12.4. Governing Law; Jurisdiction and Venue.

(a)This Agreement will be interpreted, construed, and enforced in accordance with the laws of the State of Florida without reference to that state's laws or rules pertaining to conflict of laws.

(b)EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY AND UNCONDITIONALLY• (i) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE MIDDLE DISTRICT OF FLORIDA, AND APPELLATE COURTS FROM ANY THEREOF, OR THE COURTS OF THE STATE OF FLORIDA, WITHIN THE COUNTY OF PINELLAS, IN THE EVENT THE FEDERAL COURT LACKS OR DECLINES JURISDICTION; (ii) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME; (iii) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH IN ARTICLE XI OR AT SUCH OTHER ADDRESS OF WHICH THE OTHER PARTY SHALL HAVE BEEN NOTIFIED; AND (iv) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

Section 12.5. Severabilitv. Any provision of this Agreement, which is prohibited or unenforceable in any jurisdiction, will, as to such jurisdiction, be ineffective to the extent of each prohibition or unenforceability without invalidating the remaining provision hereof, and any such prohibition or unenforceability in any jurisdiction will not invalidate or render unenforceable such provisions in any other jurisdiction.

Section 12.6. Captions. Captions are for convenience of reference only and are not to be considered as defining or limiting in any way the scope of intent of the provision hereof.

Section 12.7. Waivers; Cumulative Remedies. The waiver of any breach, term, provision or condition of this Agreement may not be construed to be a subsequent waiver of any other breach, term, provisions or condition. All remedies afforded by this Agreement for a breach hereof will be cumulative, that are, in addition to all other remedies provided for herein or at law or in equity.

Section 12.8. Construction. Unless otherwise specifically provided, references in this Agreement to Sections and Exhibits are to Sections and Exhibits of or to this Agreement. All Exhibits hereto are incorporated herein by the references thereto in this Agreement. The designations of the parties to this Agreement and any pronouns referring to any party, wherever used, must be so construed as to include the plural as well as the singular number, and whenever the context permits, any gender includes all other genders and the singular number includes the plural. As used in this Agreement, the words "includes" and "including" are not limiting, and the words "hereof" and "hereunder" and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.

Section 12.9. Counterparts. This Agreement may be executed in two or more counterparts and by different parties on separate counterparts of duplicate originals, each of which must be deemed an original, but all of which together will constitute but one and the same instrument.

Section 12.10. Assignment. Neither Seller nor Buyer may assign any of its rights or obligations hereunder without the prior written consent of the other party.

Section 12.11. Dispute Resolution.

(a)In the event of any claim, suit, or controversy (collectively, a "claim") involving any matter governed by or related to this Agreement, the parties shall first use their diligent and good faith efforts to resolve the dispute by exchanging relevant information and negotiating in good faith, including not less than one conference call.

(b)Attorneys' Fees; Costs of Collection. In the event of any claim involving or arising from Seller's breach of any material representation, warranty, term, or condition of this Agreement, or from Seller's failure to perform any obligation to Buyer arising hereunder or otherwise, Seller agrees to pay reasonable losses or expenses incurred by Buyer as a result of such breach or failure to perform, including attorneys' fees, and any expenses paid or incurred by Buyer in connection with the collection of any amount due from Seller to Buyer hereunder.

Section 12.12. Confidentiality. Each of Buyer and Seller will keep confidential and will not divulge to any party, without the other party's prior written consent, the terms of this Agreement; provided, that any party may make such disclosure to its affiliates, attorneys, agents and accountants, the rating agencies, investors and potential investors and in any report or as otherwise required by law or by its regulators.

Section 12.13. No Partnership or Joint Venture; No Origination. Nothing contained in this Agreement shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, or joint venture. Notwithstanding anything herein to the contrary, in no event shall the parties hereto, or any third party deem or construe Buyer as the originator of the Conveyed Property.

Section 12.14. Indemnification. Seller shall indemnify and hold Buyer, its parents, affiliates, subsidiaries, shareholders, officers, directors, employees, attorneys and agents (each, a "Buyer Indemnified Party") harmless from and against any and all Claims, actions, and proceedings asserted or brought by a third party, and from and against any and all costs, expenses, damages, and liabilities incurred or suffered by any Buyer Indemnified Party (including without limitation attorneys' fees, consultant fees, in-house counsel fees, costs or expenses) resulting from, attributable to, or arising out of (1) the breach or inaccuracy of any representation or warranty of Seller in this Agreement, (2) Seller's breach of any covenant, obligation, promise, agreement or term in this Agreement, or (3) Seller's breach of any requirement of law in the performance of its obligations under this Agreement, including without limitation in the origination and/or servicing of any Receivable; provided, however, that in no event shall Seller be obligated for any claims, expenses, losses, or damages resulting from the willful misconduct of Buyer or its employees.

Section 12.15. Inspection. From the Closing Date until the first day following the date on which all Receivables purchased hereunder are indefeasibly paid in full to Buyer, Seller shall permit, on not less than two (2) days prior written notice, any person who is reasonably designated by Buyer to visit and inspect Seller's records relating to Receivables and will cause its personnel to assist in any examination of such records by the Buyer or its authorized agents. The examination referred to in this Section 12.15 will be conducted in a manner which does not unreasonably interfere with the Seller's normal operations or customer or employee relations.

Section 12.16. Timely Payment of Amounts Due. Any payment or money due from Seller to Buyer hereunder which is not paid within the time specified, or if no time is specified, within ten (10) days after demand for payment is made, shall accrued interest at the rate of one and one-half percent (11A%) per month or the highest rate allowed by applicable law, whichever is higher.

[SIGNATURES FOLLOW]

By:               /s/ Michael Kaplanis

Name:        Michael Kaplanis

Title:          CEO

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

NICHOLAS FINANCIAL,INC. as Buyer

By:  /s/ Doug Marohn
Name:Doug Marohn

Title:President and CEO

PLATINUM AUTO FINANCE OF TAMPA BAY, LLC as Seller

FINANZA ACCEPTANCE LLC as Seller

By:                  /s/ Michael Kaplanis

Name:          Michael Kaplanis

Title:            CEO

EXHIBIT A
BILL OF SALE

Platinum Auto Finance of Tampa Bay, LLC, a Florida limited liability company, ("Seller"), pursuant to the Bulk Receivables Purchase and Sale Agreement dated as of even date hereof (the "Agreement"), by and between Seller and Nicholas Financial, Inc., a Florida Corporation ("Buyer"), for good and valuable consideration paid by Buyer, the receipt and sufficiency of which are hereby acknowledged, does hereby sell, assign, transfer, set over and convey, subject to the terms of the Agreement, the Conveyed Property, unto Buyer, its successors and assigns, for its and their own use forever.

Capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Agreement.

This Bill of Sale and the covenants and agreements contained herein shall be binding upon Seller, its successors and assigns, and shall inure to the benefit of Buyer, its successors and assigns.

THIS BILL OF SALE IS MADE WITHOUT ANY WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, EXCEPT AS EXPRESSLY SET FORTH IN THE AGREEMENT.

IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed in its name by a duly authorized representative this 20th day of February, 2020.

Platinum Auto Finance of Tampa Bay, LLC as Seller

By:  /s/ Michael Kaplanis

Name:Michael Kaplanis

Title:CEO

FINANZA ACCEPTANCE LLC as Seller

By:  /s/ Michael Kaplanis

Name:Michael Kaplanis

Title:CEO

A-1

By:  /s/ Michael Kaplanis

Name:Michael Kaplanis

Title:    CEO

$18,016,045.11

THIS SCHEDULE OF CONTRACTS IS ISSUED PURSUANT TO AND IS SUBJECT TO ALL THE TERMS AND CONDITIONS OF THE RECEIVABLES PURCHASE AND SALE AGREEMENT DATED February 20, 2020, BETWEEN BUYER AND SELLER.

SELLER HEREBY CERTIFIES, REPRESENTS AND WARRANTS TO BUYER THAT THE INFORMATION ATTACHED HERETO AS SCHEDULE 1 IS, TO THE BEST OF SELLER'S  KNOWLEDGE, CURRENT, TRUE AND CORRECT IN ALL MATERIAL RESPECTS ON AND AS OF THE CUT-OFF DATE.

Platinum Auto Finance of Tampa Bay, LLC as Seller

EXHIBIT B

RECEIVABLES SCHEDULE

Schedule 1: 2 Page[s] Attached Hereto With List of Contracts

Cut-Off Date:February 17, 2020

Buyer:Nicholas Financial, Inc.

Seller:Platinum Auto Finance of Tampa Bay, LLC

Closing Date:February 20, 2020

Purchase Price Percentage of Par:0.95% Percent

Recourse Period:	For Contracts with monthly Scheduled Payments: 2 payments For Contracts with semi-monthly Scheduled Payments: 4 payments

TOTAL PURCHASE PRICE FOR ALL CONTRACTS ON THIS SCHEDULE:

By:  /s/ Michael Kaplanis

Name:Michael Kaplanis

Title:    CEO

FINANZA ACCEPTANCE LLC as Seller

B-1

Schedule 1 to Exhibit B

2176 ACCOUNTS listed below:

1031

2504

4056

5057

6474

1109

2548

4089

5068

6496

1121

2582

4090

5103

6519

1233

2593

4102

5204

6520

1244

2605

4135

5215

6564

1288

2650

4191

5226

6575

1345

2706

4203

5316

6632

1378

2717

4214

5383

6676

1389

2751

4247

5394

6687

1413

2920

4269

5484

6700

1514

2953

4292

5529

6766

1547

2964

4304

5541

6788

1569

2986

4359

5620

6845

1570

3033

4382

5664

6889

1604

3055

4405

5709

6902

1615

3077

4416

5776

6913

1637

3112

4427

5800

6980

1648

3246

4461

5855

6991

1693

3268

4472

5866

7059

1738

3325

4494

5877

7060

1839

3336

4528

5888

7082

1873

3459

4539

5899

7093

1884

3471

4551

5901

7138

1929

3482

4562

5912

7172

1930

3561

4584

5945

7183

1963

3606

4607

5978

7228

1996

3640

4641

5989

7240

2009

3651

4663

6003

7251

2010

3673

4685

6014

7307

2076

3718

4708

6070

7329

2144

3741

4719

6104

7374

2234

3796

4731

6115

7385

2267

3820

4742

6126

7396

2290

3864

4764

6272

7419

2302

3886

4775

6283

7464

2324

3954

4887

6294

7486

2335

3976

4898

6340

7509

2368

3987

4944

6373

7521

2379

3998

4999

6395

7565

2425

4012

5002

6407

7600

2481

4045

5013

6441

7633

7677

8803

10492

14395

17938

7701

8869

10526

14463

18007

7723

8892

10706

14520

18018

7789

8948

10740

14542

18029

7857

8959

10896

14834

18030

7914

8971

11044

14957

18085

7925

8982

11235

14991

18096

7936

8993

11325

15015

18120

7969

9006

11459

15048

18300

7970

9028

11527

15059

18401

7992

9039

11752

15060

18456

8005

9095

11910

15116

18467

8027

9118

12146

15138

18535

8038

9141

12315

15240

18557

8049

9152

12348

15329

18568

8050

9185

12450

15497

18647

8061

9219

12539

15510

18704

8072

9231

12618

15532

18748

8106

9297

12652

15543

18838

8128

9310

12810

15756

18849

8139

9321

12911

15879

18883

8207

9387

12988

15880

18940

8229

9433

12999

15925

18995

8230

9444

13114

16005

19109

8241

9466

13136

16319

19143

8252

9477

13170

16331

19176

8285

9556

13293

16511

19233

8308

9590

13350

16566

19266

8319

9602

13361

16577

19334

8320

9624

13383

16667

19413

8331

9668

13619

16702

19424

8342

9691

13675

16746

19457

8353

9736

13811

16825

19491

8409

9758

13822

16948

19536

8487

9769

13855

17051

19569

8498

9859

13912

17231

19570

8511

9893

13956

17286

19592

8522

9950

14014

17309

19604

8588

9994

14025

17400

19615

8599

10076

14047

17488

19671

8601

10122

14058

17501

19727

8690

10223

14159

17602

19806

8724

10256

14171

17613

19828

8757

10289

14182

17646

19851

8779

10290

14249

17714

19907

19930

21887

28705

38548

42789

20000

21922

29504

38582

42824

20088

21955

30078

39088

42846

20099

22013

30810

39336

43061

20112

22103

31068

39358

43083

20123

22114

31271

39370

43454

20134

22136

31293

39415

43588

20178

22169

31417

39628

43623

20325

22170

31664

39729

43690

20392

22237

31811

39921

43702

20505

22282

32069

40080

43724

20516

22305

32474

40349

43735

20583

22327

32676

40383

43780

20662

22338

32744

40473

43814

20695

22350

33105

40518

43881

20707

22372

33138

40529

43892

20741

22495

33497

40675

44040

20763

22585

33655

40822

44084

21012

22596

33688

40877

44129

21034

22653

33756

41025

44163

21056

22664

33767

41148

44264

21067

22710

33790

41159

44275

21090

22822

34050

41328

44309

21135

22844

34498

41362

44400

21157

22901

34757

41407

44411

21179

22934

34869

41519

44444

21315

22956

34960

41542

44556

21360

22990

35040

41564

44590

21393

23025

35051

41609

44679

21405

23069

35321

41654

44747

21449

23070

35624

41711

44781

21506

23081

35714

41733

44837

21618

23104

36131

41845

44859

21630

23137

36276

41902

44860

21641

23159

36647

41935

44905

21663

23193

36793

41991

44916

21674

23216

36917

42093

44972

21685

23238

37356

42161

45052

21719

23249

37660

42206

45074

21720

23306

37671

42228

45108

21731

23339

37761

42396

45119

21775

23351

37873

42408

45142

21797

23362

38256

42509

45209

21809

23373

38368

42688

45355

21865

25634

38492

42712

45445

45490

48101

49966

51363

52915

45591

48123

50003

51385

52959

45614

48156

50014

51453

52971

45670

48213

50036

51475

53006

45704

48246

50047

51486

53039

45771

48279

50058

51554

53107

45883

48280

50069

51565

53129

45951

48291

50070

51576

53130

46031

48381

50104

51598

53163

46097

48404

50159

51633

53185

46132

48426

50171

51644

53196

46143

48437

50182

51666

53219

46233

48482

50193

51699

53231

46288

48516

50249

51701

53242

46323

48549

50261

51712

53286

46334

48594

50272

51789

53321

46356

48774

50294

51802

53343

46424

48796

50384

51824

53411

46446

48853

50452

51868

53466

46468

48886

50586

51879

53488

46491

48909

50610

51914

53512

46514

48954

50665

52218

53545

46615

49056

50687

52274

53826

46626

49078

50733

52296

53949

46840

49090

50777

52353

53972

46862

49168

50834

52364

54175

46963

49191

50845

52476

54311

47065

49214

50867

52522

54355

47100

49236

50902

52533

54434

47212

49258

50979

52544

54489

47289

49304

50980

52566

54535

47335

49326

51004

52577

54580

47380

49416

51015

52588

54591

47403

49438

51093

52601

54692

47469

49449

51116

52645

54726

47571

49450

51138

52690

54962

47593

49483

51149

52702

54984

47627

49573

51161

52724

55019

47728

49696

51217

52779

55109

47739

49731

51239

52803

55165

47773

49797

51240

52825

55301

47863

49809

51273

52869

55312

47931

49876

51307

52881

55446

47953

49922

51330

52892

55536

48088

49944

51352

52904

55626

55738

57864

59530

61319

62657

55895

57886

59563

61353

62703

55918

57965

59585

61386

62725

55941

57998

59596

61476

62770

56054

58001

59619

61522

62792

56212

58045

59709

61544

62804

56302

58056

59721

61634

62837

56335

58078

59754

61656

62859

56380

58089

59800

61667

62882

56436

58124

59866

61678

62893

56469

58146

60004

61702

62927

56504

58292

60149

61779

62949

56706

58427

60172

61870

62972

56829

58438

60217

61881

63018

56874

58450

60239

61915

63029

56908

58539

60329

61926

63120

56942

58551

60341

61959

125176

56953

58618

60363

61971

125244

57011

58652

60385

61982

125255

57055

58708

60420

62006

125299

57112

58731

60486

62017

125312

57134

58775

60509

62028

125323

57145

58786

60521

62040

125334

57202

58832

60543

62051

125356

57257

58843

60554

62084

125413

57268

58887

60587

62107

125424

57314

58900

60701

62130

125446

57336

58922

60723

62152

125479

57392

58966

60734

62174

125503

57426

58999

60778

62219

125536

57460

59046

60846

62253

125558

57482

59103

60914

62275

125569

57527

59136

60925

62309

125570

57538

59158

60947

62310

125581

57549

59215

60958

62343

125592

57550

59248

61050

62376

125626

57594

59271

61083

62387

125660

57606

59293

61094

62411

125716

57639

59327

61139

62433

125761

57662

59338

61162

62444

125806

57730

59349

61195

62466

125840

57752

59350

61207

62512

125862

57763

59439

61218

62589

125907

57785

59507

61230

62590

125929

57853

59529

61308

62613

125930

125974

127246

128731

130082

131320

126021

127268

128786

130093

131342

126032

127381

128821

130105

131397

126098

127437

128843

130127

131443

126100

127448

128854

130150

131454

126111

127471

128900

130217

131476

126199

127505

128977

130240

131498

126212

127527

128988

130251

131511

126223

127538

129013

130262

131599

126289

127572

129024

130273

131612

126324

127628

129035

130329

131623

126368

127639

129057

130363

131645

126380

127729

129068

130374

131667

126391

127785

129080

130431

131724

126436

127853

129091

130486

131757

126469

127875

129103

130510

131768

126492

127909

129125

130521

131780

126515

128012

129169

130532

131803

126526

128023

129226

130543

131814

126537

128034

129237

130587

131858

126616

128045

129248

130600

131881

126649

128078

129259

130611

131926

126728

128089

129349

130633

131959

126739

128113

129361

130677

131971

126740

128157

129394

130699

131982

126773

128168

129417

130701

131993

126784

128180

129428

130734

132017

126830

128191

129440

130745

132039

126874

128236

129451

130756

132095

126919

128269

129495

130790

132129

126931

128292

129518

130802

132141

126942

128304

129530

130857

132163

126953

128315

129619

130868

132196

126964

128359

129675

130891

132208

126997

128371

129686

130914

132219

127011

128382

129697

130925

132220

127022

128393

129709

130958

132242

127033

128405

129710

130970

132253

127044

128450

129765

131016

132275

127099

128517

129776

131027

132286

127167

128562

129822

131083

132297

127189

128595

129877

131128

132310

127190

128607

129945

131140

132321

127202

128618

130048

131218

132365

127224

128720

130060

131274

132376

132398

133670

134840

135964

136842

132411

133737

134862

135997

136954

132488

133759

134873

136000

136976

132512

133849

134895

136022

136998

132567

133850

134918

136066

137102

132613

133872

134930

136101

137269

132668

133883

134941

136112

137270

132679

133951

134952

136123

137427

132680

133973

135010

136134

137539

132758

134008

135043

136145

137618

132769

134019

135065

136189

137641

132781

134053

135098

136190

137685

132792

134097

135100

136224

137731

132826

134110

135122

136257

137742

132859

134121

135133

136268

137898

132871

134132

135177

136279

137911

132949

134211

135212

136280

137922

132950

134222

135256

136291

138024

132961

134233

135335

136303

138046

132972

134244

135357

136336

138079

132983

134255

135368

136369

138293

133007

134277

135391

136370

138305

133018

134288

135403

136381

138338

133063

134299

135414

136404

138361

133096

134390

135436

136426

138383

133108

134402

135469

136437

138394

133119

134413

135470

136459

138439

133175

134424

135537

136493

138473

133197

134468

135559

136505

138507

133210

134491

135593

136550

138574

133221

134514

135605

136583

138585

133254

134525

135649

136594

138596

133333

134604

135672

136606

138608

133344

134615

135706

136617

138697

133355

134637

135739

136639

138709

133366

134648

135762

136640

138710

133388

134659

135773

136673

138754

133399

134682

135784

136684

138798

133401

134693

135795

136718

138811

133467

134738

135818

136729

138855

133535

134750

135829

136730

138901

133546

134783

135830

136741

138967

133568

134794

135841

136763

139115

133579

134806

135874

136774

139227

133603

134839

135908

136796

139238

139250

141769

142603

143503

144414

139261

141770

142625

143525

144470

139306

141837

142636

143558

144515

139317

141848

142669

143581

144526

139351

141859

142670

143592

144537

139407

141860

142726

143626

144548

139429

141893

142737

143637

144560

139430

141905

142748

143659

144571

139441

141927

142760

143660

144582

139485

141938

142782

143716

144593

139575

141950

142805

143727

144616

139621

141961

142816

143738

144627

139665

141994

142827

143761

144638

139698

142007

142872

143772

144649

139700

142018

142883

143783

144650

139711

142041

142894

143806

144683

139722

142063

142939

143828

144694

139788

142074

142962

143840

144706

139823

142085

143019

143862

144728

139834

142108

143042

143918

144739

139867

142119

143064

143930

144740

139889

142142

143075

143941

144762

140005

142175

143086

143963

144784

140038

142197

143110

143974

144818

140049

142210

143121

143996

144830

140106

142221

143132

144009

144852

140128

142232

143143

144010

144863

140140

142243

143187

144021

144874

140162

142265

143198

144032

144896

140173

142298

143222

144065

144908

140207

142344

143266

144100

144919

140791

142366

143277

144111

144964

140993

142377

143288

144144

144975

141152

142388

143301

144155

144997

141163

142412

143312

144166

145000

141309

142423

143345

144177

145022

141343

142434

143356

144188

145044

141354

142445

143389

144199

145077

141444

142478

143413

144212

145088

141501

142490

143424

144245

145099

141589

142502

143435

144256

145189

141624

142513

143446

144267

145190

141657

142546

143468

144290

145224

141725

142568

143479

144335

145257

141758

142591

143491

144380

145280

145303

146191

146988

147822

148610

145336

146236

147013

147833

148665

145347

146247

147024

147844

148676

145358

146270

147035

147855

148687

145392

146292

147068

147888

148700

145437

146315

147079

147899

148711

145471

146326

147091

147901

148722

145493

146348

147103

147912

148744

145505

146371

147114

147934

148755

145527

146416

147125

147956

148766

145538

146427

147136

147967

148777

145549

146438

147158

147978

148801

145550

146449

147170

148014

148812

145561

146472

147204

148025

148823

145572

146483

147215

148036

148834

145583

146494

147226

148047

148867

145628

146506

147237

148058

148878

145640

146517

147259

148069

148889

145651

146528

147260

148070

148890

145673

146539

147282

148081

148902

145684

146540

147305

148115

148913

145695

146562

147327

148137

148924

145718

146584

147350

148148

148946

145730

146595

147361

148159

148957

145741

146630

147428

148160

148968

145774

146641

147473

148171

148991

145808

146652

147518

148182

149015

145820

146663

147541

148193

149037

145842

146674

147563

148205

149059

145853

146708

147574

148216

149071

145875

146731

147585

148429

149082

145909

146742

147608

148441

149093

145910

146753

147619

148452

149105

145921

146764

147620

148463

149127

145932

146775

147642

148485

149149

145943

146809

147664

148496

149183

145965

146854

147675

148508

149206

145976

146865

147697

148520

149228

146012

146898

147709

148531

149240

146023

146900

147721

148542

149251

146034

146911

147743

148553

149262

146045

146933

147754

148564

149273

146089

146944

147765

148575

149295

146090

146966

147776

148586

149307

146124

146977

147811

148597

149318

149329

150039

150635

151388

149330

150051

150646

151399

149341

150084

150668

151434

149363

150095

150679

151445

149374

150107

150680

151467

149385

150118

150691

151489

149396

150129

150714

151502

149420

150130

150758

151513

149431

150141

150769

151535

149442

150163

150792

151557

149453

150185

150804

151568

149464

150196

150815

151579

149475

150219

150826

151580

149486

150231

150848

151591

149509

150242

150871

151603

149510

150253

150882

151614

149521

150264

150905

151647

149565

150275

150916

151658

149576

150286

150949

151681

149587

150297

150950

151692

149598

150310

150961

151726

149600

150321

150972

151737

149611

150332

150983

151748

149622

150354

150994

151760

149655

150365

151007

151771

149666

150376

151018

151782

149688

150387

151029

151805

149699

150398

151052

151816

149701

150400

151085

151849

149723

150411

151119

151872

149767

150433

151120

151883

149778

150444

151131

151894

149789

150455

151142

151906

149802

150466

151153

151917

149813

150488

151164

151928

149824

150512

151197

151962

149879

150523

151209

149936

150545

151221

149947

150556

151243

149958

150567

151254

149969

150578

151265

149981

150590

151276

150006

150602

151300

150017

150613

151311

150028

150624

151366

EXHIBIT C

CONTENTS OF ELECTRONIC DATA FILE

[Values marked with asterisk * are required]

DESCRIPTION

*ACCOUNT NUMBER IN SELLER SERVICING SYSTEM

*OBLIGOR FIRST NAME

*OBLIGOR LAST NAME

*OBLIGOR CURRENT STREET ADDRESS

OBLIGOR EMAIL ADDRESS

*OBLIGOR SOCIAL SECURITY NUMBER

OBLIGOR DATE OF BIRTH IN MM/DD/YYYY FORMAT

*OBLIGOR CURRENT HOME PHONE NUMBER

OBLIGOR CURRENT MOBILE PHONE NUMBER

OBLIGOR CURRENT WORK PHONE NUMBER

OBLIGOR DRIVER'S LICENSE NUMBER

OBLIGOR CURRENT EMPLOYER

*OBLIGOR CURRENT GROSS MONTHLY INCOME

OBLIGOR CURRENT EMPLOYMENT IN YEARS AND MONTHS

OBLIGOR CURRENT RESIDENCE STATUS: OWN, RENT, OTHER

OBLIGOR CURRENT RESIDENCE IN YEARS AND MONTHS

OBLIGOR CURRENT CREDIT SCORE

*CONTRACT INTEREST ACCRUAL METHOD: DAILY SIMPLE INTEREST (SIMPLE) OR PRE COMPUTED (PRECOMP) A.K.A. RULE OF 78'S

*CONTRACT DATE OR ORIGINATION DATE

*AMOUNT FINANCED

*ANNUAL PERCENTAGE RATE (APR)

*FINANCE CHARGE

*NUMBER OF PAYMENTS OR CONTRACT TERM

*REGULAR PAYMENT AMOUNT

INDICATES IF REGULAR PAYMENTS ARE SCHEDULED ONCE A MONTH (MONTHLY)

DATE OF LAST REGULAR MONTHLY PAYMENT OR MATURITY DATE

*DATE OF FIRST REGULAR MONTHLY PAYMENT

*DATE OF THE NEXT REGULAR SCHEDULED PAYMENT

*ACCOUNT PAYOFF AS OF THE INTEREST ACCRUED THROUGH DATE (CUT-OFF DATE)

*PRINCIPAL BALANCE AS OF THE INTEREST ACCRUED THROUGH DATE (CUT-OFF DATE)

*INTEREST BALANCE AS OF THE PORTFOLIO SALE DATE: THE AMOUNT OF INTEREST THAT HAS ACCRUED FROM THE LAST PAYMENT TO THE INTEREST ACCRUED THROUGH DATE (CUT-OFF DATE)

LATE CHARGES OWED AS OF THE INTEREST ACCRUED THROUGH DATE (CUT-OFF DATE)

*AMOUNT OF LAST PAYMENT

*DATE OF LAST PAYMENT

TOTAL NUMBER OF REGULAR PAYMENTS MADE

*AMOUNT PAID FOR GAP INSURANCE

*AMOUNT PAID FOR VEHICLE WARRANTY

*DOWN PAYMENT

*THE BALANCE OF THE PURCHASE DISCOUNT AS OF THE INTEREST ACCRUED THROUGH DATE (CUTOFF DATE)

*ACCOUNT BALANCE PURCHASED BY BUYER

*PRICE PAID FOR RECEIVABLE (AFTER DISCOUNT)

*VEHICLE IDENTIFICATION NUMBER (VIN)

*VEHICLE MODEL YEAR

*VEHICLE MAKE

*VEHICLE MODEL

*CASH PRICE OF VEHICLE

VEHICLE COLOR

VEHICLE MILEAGE

*VEHICLE VALUE

VALUATION DATE

*TITLE NUMBER

TRACKING DEVICE NUMBER, IF THE VEHICLE IS EQUIPPED WITH A GPS TRACKING DEVICE.

*CO-OBLIGOR FIRST NAME

*CO-OBLIGOR LAST NAME

*CO-OBLIGOR CURRENT STREET ADDRESS

CO-OBLIGOR EMAIL ADDRESS

*CO-OBLIGOR SOCIAL SECURITY NUMBER

CO-OBLIGOR DATE OF BIRTH

CO-OBLIGOR CURRENT HOME PHONE NUMBER

CO-OBLIGOR CURRENT MOBILE PHONE NUMBER

CO-OBLIGOR CURRENT WORK PHONE NUMBER

CO-OBLIGOR DRIVER'S LICENSE NUMBER

CO-OBLIGOR CURRENT EMPLOYER

*DATE PAYMENT DUE

*DATE PAYMENT MADE

*HOW PAYMENT MADE

*AMOUNT OF PAYMENT. NEGATIVE AMOUNTS SHOULD BE EXCLUDED.

*DEALER LEGAL NAME

PRIMARY CONTACT FIRST NAME

PRIMARY CONTACT LAST NAME

PRIMARY CONTACT TITLE

DEALER CURRENT STREET ADDRESS

PRIMARY CONTACT EMAIL ADDRESS

PRIMARY CONTACT PHONE NUMBER

REFERENCE RELATIONSHIP TO OBLIGOR

REFERENCE FIRST NAME

REFERENCE LAST NAME

REFERENCE CURRENT STREET ADDRESS

REFERENCE CURRENT CITY

REFERENCE CURRENT STATE

REFERENCE CURRENT ZIP CODE

REFERENCE EMAIL ADDRESS

REFERENCE HOME PHONE

REFERENCE MOBILE PHONE

REFERENCE WORK PHONE

*COLLECTION NOTES WITH DATES

EXHIBIT D

FORM OF NOTICE OF TRANSFER

TO BE SENT TO OBLIGOR

AUTO FINANCE

<Date>

CUSTOMER NAME

ADDRESS

CITY STATE ZIP

<ACCOUNT NUMBER>

Dear CUSTOMER

Please be advised that on February 20, 2020 your account with Platinum Auto Finance was sold and assigned to Nicholas Financial, Inc.. Please be assured that this is a normal transaction and in no way affects your payments, payment due dates, the terms of your contract or liability. Any payments received from you after February 20, 2020 will be endorsed and forwarded to Nicholas Financial, Inc.

All future payments and correspondence should be made payable to Nicholas Financial, Inc., and mailed to the following address:

BUYER PAYMENT ADDRESS

You may pay online at www.nicholasfinancial.com

You may also pay via the phone by calling 800-237-2721.

If you should have any questions concerning this transfer, please contact Nicholas Financial, Inc., at 2454 McMullen Booth Road, Building C, Clearwater, FL 33759.

Sincerely,

Platinum Auto Finance

By:    /s/ Michael Kaplanis
Name:    Michael Kaplanis

Title:CEO

NICHOLAS FINANCIAL, INC. as Buyer

By:              /s/ Doug Marohn

Name:           Doug Marohn

Title:    President and CEO

Schedule 1 to Exhibit E- VIN List of Vehicles

EXHIBIT E

RATIFICATION

On February 20, 2020, Platinum Auto Finance of Tampa Bay, LLC, a Florida limited liability company having an address at 25 N. Main Avenue Clearwater, FL 33765 ("SELLER"), assigned and sold all interest in the attached list of vehicles (Schedule 1) to Nicholas Financial, Inc., a Florida Corporation, having an address at 2454 McMullen Booth Road, Building C, Clearwater, FL 33759 ("BUYER") for consideration. This document ratifies that agreement.

PLATINUM AUTO FINANCE OF TAMPA BAY, LLC as Seller

By:/s/ Michael Kaplanis

Name:Michael Kaplanis

Title:CEO

FINANZA ACCEPTANCE LLC as Seller

Exhibit 10.22.3

2176 VINS listed below:

1GKFC33J49R224151 2A4RR5DG6BR610764 4T1BE46K37U118763 1N4AL2APXAN448291 4T1BF3EK2AU579078 1FMEU6DE4AUB 14141 5TDZK23C28S224690 2FMDK38C27BB68173 2B3CA4CVXAH245105 JN8AZ08W65W433723 4T1BK36B15U020170 1GCEC19V67Z126970 JN8AZ08T66W403502 1FTPW12596KB69846 2FMDK38C68BA94659 1N4AL3AP4GN329425 2T3WFREV6EW080957 5N1BAO8D38N631932 1LNHL9DR3BG604557 2B3CA3CV5AH198317 WMWRF33588TF68425 1D7HA18D05S118418 1LNHL9DR7CG804343 2C3CCAAG9DH685174 WVWMN7AN2BE718810 1N4AL3AP7FC275600 1FTRX14W78FA17877 JN1CV6EK1AM 104781 1J4GK58K57W545513 1GCEC14X78Z273597 KMHTC6AD2DU149982 1C3CDZAG3EN220491 3VWDX7ADBM313357 3VWRM71K59M023964 1J8GS48K87C507557 1HGCS2B82BA003051 5NPET46CX9H560503 5NPEC4AC1DH521251 WVWMN7AN8BE718827 1GNSKAEO9BR315273 2T1BU4EE9CC835453 5NPDH4AE3GH754888 1N4AL3AP7DN420619

1G11C5SAXGF158540 KM-HGC46E69U037040 1N6AD0ER7CC449613 1FTPW12546FA11195 4T1BF1FK4EU446511 5NPEB4AC6DH778442 1GCRCSE06BZ3 84402 KMHDH4AE6FU438157 3VWF17AT2FM634583 4T3ZK3BB7AU023676 1N4AL2EP6BC109163 5XXGN4A71DG127962 1NXBU4EE3AZ264862 1C3CDZAG5DN572342 1FMJK1K55AEB63191 JHLRE38777C064687 1GKDS13SX72182114 1GNLRFEDXAJ203501 JM1BL1L7XC1698582 JN8AS58T88W023601 JN8AZ1MU9CW106112 3GNBACFUXB S653715 WBAWL13549PX24600 3D4GG57V79T244286 1FMCUOGXOEUB23183 1A8HX58238F149988 2C3CDXBG6DH663504 2G1WF5E3XD 1225926 1ZVFT84N3 75297880 4T1CA38P26U 102734 3N1CN7AP9EL830878 WBAFR7C5OBC600466 5GAEV23768J191474 1N6AD0ER1CC483983 1J4GL58K57W645835 1J4GB59167L 160758 KMHDH4AE9DU5 19215 1N6ADOER8CC406043 JTHBL46F3 75007233 2D4GP44LX7R204006 1FMFU17557LA49625 19UUA8F25AA005780 1N6BAOCH5CN330504

2G1WG5E37D1205436 JN8AS5MTODW503471 1GNFC13C99R224333 WBAPH7G53BNN04398 1FTYR14U06PA59657 2GKFLVEK7D6134563 1N4AL3AP5FC449096 3FAHPOJG2CR350086 1FTPW12V17FB82181 2G1FC1EV8A9188360 5TFRT54168X021551 JNKCV61F19M053752 KNAFX4A84E5096370 1GKLRMED9AJ178785 JA4MS41X97U010702 1GCEC14X67Z646126 3GTP1VE0OCG103971 1J4NT1GA3BD 132287 3VWDP7AJODM232482 5NPEC4AB5DH754279 JTDZN3EU6C3 048336 2HGFA1F53AH558293 1N4AL3AP0DC298276 1D4HD58286F143118 1J8GP28K69W530651 JN8AF5MV6BT007546 1J4FA24147L205197 3C4PDCAB5ET173947 5UXZW005OBL661878 1YVHZ8BH3B5M18658 JTDKN3DU2C1581721 2A4RR8D1XAR457804 1LNHM94R49G630592 JN8AZ18W59W145932 1FAHP2KT8AG149868 WBA3B1C56DF462549 1FADP3F2XFL233856 2CNALPEW7A6320146 4JGCB65E39A100501 1ZVHT8ON295139516 19XFB2F55DE097678 1J8HH48P97C510420 SNPEB4ACXBH174843

1N4AL2AP7CC222692 3N1AB7AP5FL660715 JN8AS5MT1BW189276 1FMFU17537LA86690 JNKAY01E07M310397 1G1ZE5E09AF321685 2T2GK31U57CO24219 5NPDH4AE7DH259721 WBAVA37578NL17730 1N4AL21E19N401984 KNAFX4A64G5439759 5NPEB4AC1DH518076 2C4RDGCG6GR 181795 5NPEB4AC1DH772015 2HGFG1B86AH511418 2T1KU4EEXAC463022 1FADP3K27DL298215 1G1PC5SB2E7106071 KMTICT4AE5GU956112 1J4PP2GK7AW173181 2CNALPEW7A63 84347 KMHD74LFOHU149707 1N4AL2AP5CC179504 1FADP3F21DL275121 5XXGM4A71CG069529 KNADM4A32F6484231 1N4BA41E68C800146 3C4PDCABXFT596430 2T1BU4EEXCC786005 1YVHZ8CH4B5M27223 1C4NJPBB3FD274997 3FADP4BJ7EM204217 1D7HU18288J 151442 1GNLRFEDXAS101027 JS2RE9A84B6 110279 2HGFG12808H582205 KMHDH4AE5FU456827 5J8TB1H29AA003334 1C3CCCAB9FN657580 5N1AT2MT2FC871965 1HGCP2F34BA154490 1C3CCBBB6DN577398 1ZVHT8ON385118091

JF1GH7G64AG823748 19UUA66256A014698 1HGCP26349A020668 1FAHP2DW5CG118636 2HGFG4A51CH704765 1N4AL3AP1DN501079 1HGCP26429A132703 1FMJK1H57BEF37616 3VW267AJ9GM222550 KNAFK4A65G5484899 1GNLRGED9AS 129908 KNDPB3AC7E7611158 5N1AR18U68C607775 JN8AS5MT8FW661785 2C3CDXBG1EH193397 5YFBU4EE7DP094706 JN8AS5MTXFW162034 JHMAP21438S000442 1N4AA51E59C809374 3GYFNGE32CS526225 5NPEC4AC3DH659647 1G4PS5SKXD4169148 1N4AA5AP4BC849730 3C4PDCBGXET192360 1J4FA44S36P727380 1FADP3F27DL294529 KMHDH4AE7BUO96633 KNDMG4C74C6476511 2GNALBEK4C 1290969 2C3CDXCT1EH338241 WDBTJ56H47F205492 4T1BE46K08U240885 1C4NJCBAOFD3 97253 1FADP3L98EL203903 1D4PU4GK4BW607670 JM3ER2W3XA0346803 1FTPW12V88FB56064 1J4AA2D19AL105999 JTEBUl7RX30018951 5KBCP3F80AB 003315 1FT8W3BT3BEA00185 JNKAY01E27M302804 5N1AT2MV9GC781764

2HGFA16649H340190 1C3CCCAB5GN148314 1J4RS4GG1BC591432 1FTPX14524NC01591 2C3CCABG7CH273784 2FMDK4KC2BBA26249 4F2CY0C7XAKM02080 JTKJF5C78B3 016675 1N6BA06A18N323023 5GAER13D09J197793 JTMZD33V675048121 5XYKT3A15CG288041 1N6BAO7A35N523122 WDDGF54X39F232058 1D4SD6GTOBC681975 JTLKE50E391088394 1G11C5SL7FF256313 1G1PG5SBOG7225146 1FTRW12W26FA22858 NMOLS7BN8DT133552 1FM5K7D88DGC06457 JN8AZ1MW4CW201632 1FTWW31PX7EA81642 2CTALMEC3B6257612 3GYFNBEY6BS597960 2GNALAEK6F6439657 1GTHK29K37E507582 1G1PE5SB4E7119396 2C3CDYAG4DH652055 1FADP3F29EL279872 3VWDX7AJ2BM327395 3VWDP7AJODM244342 2G1FS1EW4B9109294 1J4GB39149L756863 1N4AL3AP3EC115499 5TDZA22C96S455443 1G4PR5SK6F4103145 1G11D5SL8FF266152 JH4CU2F68BC005780 1HGCT1B35FA004695 JM1BM1U76G1322334 1GNFK13027R214426 1G6DG5EG5A0123457 2G1WB58K179243641 WVWMP7AN7CE5 14502

1N4AL2AP1CC201191 5N1AR1NN5AC604224 JA32W8FV9BU009881 1FAHP2E8OFG165089 1FADP3F21DL275121 1GNDS13S082153435 3N1AB7AP4EY228084 1D4PT4GX8BW505917 4T1BE46K19U918464 2GNALDEC5B 1287839 1ZVBP8AN0A5106723 5GAER23748J237453 1FADP3K29GL216800 1FMCUOEG6CKB02429 ZFBCFADH9EZO 19962 1G8MN35B69Y103723 WAlAY74L99D028504 1N6AA07B97N225312 1FMPU16506LA12874 1D3HA18218J107759 1ZVHT8ON6 85158200 1FTRW12W48KB 82346 1GNIRHED9AS101743 5N1AR1NNXAC603800 1FTPX12VX6NB41422 2C4RC1BG7DR770111 1GNEC13Z83R274535 1J8FF28W58D538493 1ZVBP8AN2A51 80208 1FMRU17WX4LA23586 1FMCU041X5KC79100 2HNYD1880511528464 1D7HA18268S578198 1GCEK19Z85Z211490 5NPEB4AC7CH324957 1YVHZ8CH6A5M34706 1J4PS4GK4AC163297 1FMFU175X7LA64489 JM3TB2MAXA0200804 5N1AR18U87C636323 1GNKRFED3BJ341698 5N1AR18U06C658041 1J4GL48K85W502059 1FAHP3F22CL455613 JN8AS58T58W004830

1G1PF5SCOC7310400 JN8AS58T18W011564 3VWD17AJ1EM416445 JS2YC416796200958 2B3KA53H17H786340 1FTEX1C83AFD84783 1G1ZC5E15BF333803 1FADP3E23DL129675 3D7KR28D65G761643 1N6BAO7A06N508031 4T1BK46K69U091876 JTHCK262185020783 1ZVFT8ON265 140989 2CKDL63F876024486 JTEGD21A360147956 1FTPW12575FB73773 JN8AS5MT4AW027074 JTKDE177X60123799 5TETU62N15Z059367 1ZVFT84N365262027 2C3JA53G95H124640 1ZVHT8ON785 117297 WDDGF54X99R047477 5NMSG13D08H190967 5NMSH13E47H015772 JH4CL96816C032208 KNDJT2A64C73 65481 2CNDL23F686283328 1N4AL21E29N514410 1J4GS48K76C168130 1FADP3F24EL251767 1J4FA39S35P352012 JN8AS5MT4BW187697 1GYEE637290103690 1J8FT28W68D799088 KM8JM12B99U970492 1HGCM56786A149702 JTLKE50EX91066408 5N1AR18U65C785326 1C3CCBABXCN168661 JTHBH96S065022699 2B3KA33V59H562193 1FTRX18L52NB01404 1GYEC63N46R138484 1J4FA29106P755867

3FAHPOHGOBR330780 3VWDX7ADCM309505 5N1AN08U59C505262 3FADP0L38AR112622 1FAHP2EW6BG159225 1HGCP2F84AA172143 1G4PP5SK4D4220483 KNDKG3A45A77 11578 YV4CY982671350427 4T1BF1FK9CU527694 1FMFU19537LA87738 1A4GJ45R67B201842 KNADN4A3XD6 189260 JH4CL96838C003876 1FMRU17W94LB40446 1FTSW31P54EC40710 5GRGN23U45H125147 3GCEC14V66G268791 WBAVB735X8P102096 19UUA66247A047144 5NPEB4AC8CH490999 1J4FA49S65P314909 1G6DW67V490165568 3N1AB7AP1EL663691 1N4AL2AP2BN420521 1D7HA18N84J123735 JN8AZ08T37W524098 1D3HB13T99S805514 2T1BU4EEXAC525342 1GKES63M172131197 JTEHD20V556035325 2A4RR5DG7BR647239 1J8GP28K68W144634 2A8HR54P38R687823 2G4WC582961313609 2A4RR6DG5BR784203 KNDJH741595037425 1N4AL2AP4CC211651 1J4FA49S41P364511 1FTPW12525KD45991 JA32U1FU2AU013371 3GCEC14X06G142685 NMOLS7DN8AT007510 5NPEC4AC4BH095021 5N1AA08B36N743797

SAJWA82C65SG35866 JNKAY01E46M103669 1D7HAl 8N14 S652213 1B3LC76M98N690208 19UUA76508A001294 2GNALDEK4C63 63143 1C3CDFBB4GD689485 5GAER23D79J140688 1GCHK23668F 176567 1D7HA18206S530855 WDDGF54X58F099835 3C3CH-DR8CT128358 1D7HA18N18J150975 19UUA86269A018422 1G2ZF57B884181397 1GNFC16007J 149566 JM3ER293 080195220 4A3AL25F77E050344 2CNDL13F776012125 1ZVFT82HX65143114 1GYEC63 T45R 184197 1FBNE3BL8BDB03425 1J8GP28K49W554933 1GCHK23U34F 179077 JNKAY01E76M114004 3GNEK13 TO3G128029 1J8GL58K36W112489 3GNEC13T03G328843 JN8AS5MT4AW022926 5LMFU27R14LJ39209 1FMCU03759KC99086 1D7HA18N54J227129 JN8AZ08W67W657495 1D7HU18D05 S248934 5N1AR18U76C627224 1FTRX14W97NA00549 2HGFA16527H313087 4T1BF3EK4AU089130 KMHDH4AE1BU148077 1FTPX12525NB25388 1N4AL3AP3DC102962 1G8ZS57BX9F125503 3N1AB7AP7FY263042 19UUA86509A016627 1G6KD57936U226603

2T1BU4EE0AC428764 1FTNW20P54EA17172 1N4BA41E98C829043 5NPEB4AC4DH626935 1D7HA18N65J652523 3VWRJ71K88M167080 5N1AR18U08C657202 5LMFU27R43LJ27523 KMHDH4AE1DU794237 1D7HA18NO6S523060 1FMFU20556LA09348 5LMFU28595LJ09761 19UUA8F21AA005226 1FTNX20P33EC03854 KMHDH4AE3CU273759 KMHDH4AEXBUO95069 WDDGF8BB4CR228292 JNKBV61F07M807314 1N4AL2EP9BC122375 1GYEE637180198516 2FTRX17244CA49104 5GADS13S362212212 1C3CDZAB2DN631125 3D7HA18NX2G176189 1J8HG48K37C670848 2HGFA1F37AH520614 1J8HS48P77C526763 1D7HAl 8N95 S185642 5NMSH13E89H248380 3FADP4AJ2FM107557 1G11B5SLOEF275500 3GNEC12Z26G117850 3GYFK66N56G180682 3FADP0L36AR328503 JN8AS58T39W047497 1D8GU58KX7W614410 JTHBK262672054391 5IFEV54168X068376 JM1BL1VFOC1511175 1ZVBP8AM6C5263196 1N6ED27T03C460278 JTKJF5C78B3 000962 WDDGF54X88F177945 3FAHPOJGOCR327793 2G1FB1EV3A9159173

3N1CN7AP6FL899061 3D7KS19D78G114671 1GCHK23192F197084 JM1BL1H67A1289212 JM3TB2MA6A0211511 2G1FF1EV2A9170539 3C4PDCABODT541790 JM3ER2W51A0315571 5FNYF284X6B046661 1J4GK48K27W7 18267 1GNLVFED2AS 127827 W04GN5EC4B1004236 1GCEK19B75E224550 3C4PDCBB1DT565742 WVWAK73C48E085985 1FTPX14V06NB23623 1GNDT13SX82245939 1G1ZG57B69F105989 1FTPX12V27NA03245 1N4AL21E18N462430 5N1AN08U88C504220 3N1AB7APXDL736121 2D4RN4DE2AR140468 2HJYK16237H551214 2A4RR5D18AR162599 2FMDK38C08BA75377 1G1RD6E4XDU127615 1N4AA51E69C842478 1FMEU33K47UA 15172 1FTRX02W57KD22443 1FTSX205X5EB82991 JTKJF5C78B3004638 5XYKU4A2XBG016806 2V4RW3D13AR236617 2GCEC13J381241123 1N4AL21E39N492577 1FMEU6DE7AUA46174 1GCEK19J48Z295936 1N6BA07A25N570061 5FNYF18107B021334 1C3CCBABXCN273247 5N1AR18U37C636696 1D4HD58D14F176928 1FTPW145X4KC40935 1G1ZB5E1XBF324887

1YVHZ8BH5C5M30781 3FAHP06ZX8R194932 5J8TB18558A017266 1GCHC29U54E189572 KMTITC6AD4CU027347 1C3CCBBG9DN703197 KM8JM12B39U114458 3N1BC1CP9BL446333 1J8HH58237C547814 1GTHK29U05E260195 3GNAL4EK1DS581401 2G1FA1EDXB9129891 JN8AS5MV5BW251750 1FAHP36N29W215527 1ZVFT84N755232088 KNDJF724487499190 5NPEB4AC2BH201033 2GCEK19T231285795 JM3ER2WM0A03 12135 1D7HA16K68J196245 1FTNW21PX3ED05640 KNAFT4A22B5342562 YV1MS672782359846 JM1BL1VF9B 1475470 1FTPW14VX6KC38038 1NXBU40E79Z063386 5NPEB4AC5CH342261 YV1CZ852251196157 KNAFU6A20B5462076 3 TMJU62N97M046213 KNDJT2A2X137204418 1FTPW12V18KC85092 5NPEC4AC1BH032894 JN8AS5MV6BW254883 3FA6POHR5DR3 12657 3VWD17AJ9FM3 00055 1FTSX21R18EA67153 4T1BF1FK8DU693027 3FA6P0H74DR165312 2HGFB2F51CH313420 1HGCP2F65CA093226 3FA6P0H77DR179771 5NPDH4AE2DH331778 3N1CN7AP1EL821172 1D7HA18207S132188

2C3CA5CV8AH 155315 1N4AL3AP6DC123837 5NPDH4AE8EH508741 1N4AL3AP3EC263846 1G1PA5SH6E7155378 3FA6P0HR8DR269481 KNAFX4A65E5207734 1G11D5RR4DF112285 1FAHP3F25CL106686 JTHBJ46G672023975 5XXGM4A72EG350628 3FA6P0H79DR371970 1C3CDZAB1DN648594 JH4CL96858C000591 JS2YA5A53C63 00064 5NPEC4AC4DH585946 1G11D5SL2FF126159 5NPEB4AC6DH702624 1N4AL3AP2EC424140 3FAHPOHA9BR235761 1G11D5SL5FF210928 1VWAT7A34EC080435 2G1WB5E36E1132530 3MZBM1U75FM170240 1GNKRGED6CJ131488 2C3CDXAT9DH608074 19XFB2F54CE062807 1FAHP2D98EG163275 1VWAT7A32FC038878 2GTEK13 T461207340 5FNRL38748B097332 3FAHPOJG9BR105977 5NPEB4AC7CH441857 3VWD17AJ8FM298086 2HGFA1F5OBH546877 1FMEU65E66UB24854 3FAHPOHA5BR189474 JTEGD21A370166184 1C3CDZAB5EN116024 1HGCP26808A069974 1FAHP2DW6AG160052 1N4AL3APOFN3 17447 KMHDH4AE4BU151104 2C3CDXBG4FH790075 2HGFG1B81AH508457

1G11A5SL5EF255746 3FA6P0HR9DR263544 5NPDH4AE9EH463938 1N4AL2AP1CN416283 1GKEV33708J134017 1N4AL2AP3CN448555 2G1WB5E34G1114398 1N4AL2AP6CC180788 3 TMJU4GN9BM112958 1C3CCBAB2EN168592 1C3CCCAB2FN759013 3VWDP7AJ8DM393694 5XXGM4A74EG350789 4T1BF1FK2FU031544 1C3CDZCB7CN157569 2CNALDEW0A6347333 2C3CCACG5CH1 82415 4T1BF1FK6EU754084 3N1CN7APOFL804123 4JGBB86E07A275162 1GYEK63N53R191838 5XXGT4L31GG001654 1GKKRNED4DJ213190 1N4AL2AP6BC109833 1HGCP36818A076227 5XXGN4A71CG057877 5NPEB4AC2EH863344 1G4HP57268U104379 2D4RN4DEXAR254296 5FNRL38717B 127207 JM3TB28A990178445 1GNFK13008R103505 3FAHPOHAXCR194185 1N4AL2AP1BC169986 5J6RE38329L017638 1G1PC5SB4F7196423 1N4AL3AP7GC161520 1C3CCCABOFN719562 19XFB2F56EE239098 3N1AB7AP2FY310414 1N4AA5AP2AC810438 5TBRT54187S456875 1N4AL3AP7FC467504 1C3CCCABOFN741366 5NMSG73D89H252779

JN8AS5MV8BW669185 3N1CN7AP5FL812198 5NPDH4AE8EH547538 5XYKU3A19BG032335 1GKER23D99J188583 JTEBT14R040042877 3C4PDCAB6DT583994 1C3CCCAB8FN679358 5XXGM4A77EG295304 1ZVBP8AM2E5273159 4T1BF1FK5CU037172 1HGCR2F32EA165986 1GCEC19J58Z 196782 4T1BF3EK4BU648709 JTHBN36FX55019753 KM-HGC4DD9CU160607 1C3CCCAB1FN745586 JN8AS5MT4DW507927 1FADP3K28EL150592 2C3CCACG7CH3 08063 JIBBJ46G082246109 1G1ZB5E12BF166500 2GNALPEK3D6351763 5NPDH4AE8FH570416 2GCEC13T161148454 JTHBJ46G272147662 JM1BL1UP4D1800989 4T1BF1FK3EU473473 2FMDK3KC5ABA61554 1FADP3F27FL329377 1C3CCBAB8CN281802 1G11E5SL2EU135533 1G1PC5SB5D7194094 1C3CCBBB5DN558034 1VWBS7A38EC067890 JN1AZ34E36M3 80621 3LNHM26TX9R606077 1GCCSBF99C8133936 1C3CDZCG9DN709456 4T1BF1FK7CU017599 JM1BL1UG9B1441667 2C3CCAAG2CH188501 1G11C5SL9FF280810 4A4AP3AUXEE013716 5NPDH4AE5GH764452

KMTITC6AD3DU111046 JM3TB28A990179837 1G11D5SL8FF297160 3D4PG4FB0BT539950 KMTICT4AEXFU908104 1N4AA5AP7AC872918 5XXGM4A70DG174693 1C3CDFBB5FD 140537 2A4RR5DG9BR675589 5NPDH4AEODH232232 JTHCK262175012942 5NPEC4AC3EH822055 WVWMN7AN4BE714029 1FADP3K27EL3 01969 2C3CDXBG2CH203495 1N4AA5AP3DC816396 3N1AB7AP3FY253124 1N4AA5AP4AC827838 1C3CCCAB2FN745628 2C3CDXBG4FH716770 1G4GC5EG5AF267072 1C3CCCAB2FN679422 5NPEB4AC8DH603691 1FAHP2D89EG168573 1G1PA5SH3E7334932 JM1BL1SF2A1121597 1C3CCCAB3FN741670 KNAFX4A65F5340222 5FNRL38608B401358 4T1BK1FK4CU005468 2GKALMEKOE6125421 1C4NJCEAOED502528 2G1FA1E39E9163915 1B3CB3HA5BD246898 KNAFK4A60E5245998 3N1AB7AP4EL606479 5NPE24AF8GH283447 1G4GD5E39CF232712 19UUA66258A022965 5LMFU275X8LJ04008 1HGCP2F33CA116315 2CNALBEC5B6309995 JNKCV54EX6M712792 1G1PC5SB7F7137737 2T1BURHE1FC414498

3VWD17AJ2FM332474 1J8HH48K66C134858 2GNALBEKXE63 75286 2G1WB5E33E1124949 3VWD67AJ1GM261044 2GNFLFEK5F6197768 1N4AL3AP4GC 151480 1C3CCCAB6GN 155143 2G1FC1ED5B9116458 2GNALBEC2B 1193213 5NPDH4AE7DH220160 3C3CFFAR9DT515670 WBAVB77558NM05955 19UUA66288A034219 1FAHP2DWXCG117997 1C3CCCAB2FN723614 1N6AA06E28N304494 1FAHP2E83FG162400 5NPDH4AE5EH5 17283 3C3CFFAR0FT662947 1C4NJDEB3DD 192436 WDCGG5GB1AF486437 1G1PA5SHOF7173506 JM1BM1U72E1184983 KNDJP3A51F7788802 1HGCP2F32CA169586 4A4AP3AU3EE028879 1HGCP2F82BA136694 1ZVHT8ON975341900 4T1BF1FK3CU103136 1VWAP7A37CC033093 KNDMB5C16G6151882 3FA6POHD6HR111862 1ZVFT80N575258505 1N4AL2APXCC186142 1N4AL3APOEC402606 5NPDH4AE8DH3 79706 JN8AZ1MWXCW235638 4M2CU81Z38KJ47517 1HGCP26828A159367 3N1AB7AP3FL670563 1C3CCCAB3FN674584 4T1BF1FKXEU372530 1C3CCCABXGN164976 5NPE24AFOGH363146

2A4RR6DXXAR207052 1C4NJPBA1CD674284 1N4AL3APOGC206801 5NPEC4AC9DH771644 1G6DF577790136710 JM1GJ1U66F1167658 SAJWAOES6DPS65439 2C3CCAAG9EH127892 1G1PF5SC7C7328375 19XFB2F50EE035090 3N1AB7AP7FY258438 4T1BF1FK5GU603594 1G11E5SA3DF243628 3C3C1FERXCT169492 1FMCUOGX7DUC38345 JNKCV61E39M3 00258 1N4AA5AP6DC829336 1C3CCCAB2FN531870 5NPE24AF6GH410972 KNAGM4A73B5077826 1N4AL3AP4GC 171499 1FADP3E26EL255997 5NPEC4ACXDH625771 3VWDP7AJ2DM288939 5NPE24AF9GH3 87476 JTMZD35V3 85106412 2T1BU4EE0DCO26554 2GNALAEKOF6190031 1FADP3F26EL104494 KMBHT6KD5DU084310 JTDBU4EE3A9119392 1N4AL21E39C149831 KNDJP3A5XE7059325 1FMCU9GX4EUC61314 1N4AL3AP9FC476138 2GNALBEK0E6296855 1FAHP2JW6BG175253 1N4AL2AP4CC152715 1ZVFT82H755210587 1GCEK19C08Z287012 2HGFB2F5XFH565655 4JGBF86E78A3 74664 1N4AA5AP7CC868161 1G11C5SL5FF139524 3VW4A7AJ8DM3 89243

2G1WG5E39C11 82532 5NPE24AF1GH333802 RIMGE8H5OCS004748 JN8AF5MR7CT107076 5NPE34AF3FH064567 5NPE34AF9FH054710 1FMCUOG96EUD45499 3C6JR6AT5FG616164 3FADP4BJ7FM113711 2C3CDXCT6CH260827 JHLRE48758C055526 1G11E5 SA5DF3 09614 3N10E2CP0FL3 64002 1N4AL2AP7CC2 11420 2G1WG5E31D1195194 JHLRE4H41BCO24691 1N4AL3AP9DN525209 1N4AL3AP6DN513678 KNAFU4A2XC5571019 KMHDH4AE9BU120219 4T4BF3EK8AR064253 1N4AL3AP0DN513966 JN8AZ1MUOBW053024 3D4GG57VX9T557655 1D7HU18288S573530 5NMSH73E39H250749 3FAHPOHA7CR239762 KMBD35LE1DU054088 1GNKREED4BJ132187 1D7HU18N24J257728 3FAHPOJA4CR296690 3FAHPOHG8CR422625 JN8AF5MVXBT020218 1G8ZS57B48F245683 1G11C5SL2EF280730 3MEHMOJG4BR601433 1G1ZD5E73BF201558 2CNDL13F496233247 19XFA16909E028842 2D4RN3DG6BR639366 1GKEK13T56J118158 3FADP4BJ8BM225704 2G1WC5E38C 1104853 1G1ZB5E06CF247086 1C3CCBCG3DN609461

1N4AL3AP6DC232654 2CNDL63F266192027 WO4GN5ECX61107693 1G11F5SR6DF132395 1G4HD572X8U174556 1FTKR1ADOAPA78566 1FMCUOD71BKA97446 1FTYR14D87PA23281 4T1BF1FKOFU032269 1GCNKPEAXBZ3 14165 3GSDL43N78S690572 1G6KA5E63BU123127 1FMCUOC7OCKB40421 1GCEK19029Z262457 2CNDL63F276249117 3D4PG5FV6AT147246 5NPEB4AC3BH123801 3GSCL33P78S504892 2GNALBEK5E6235551 1FTRF04516KC83209 1G1JC5SH3D4200938 1FMCU9EGlAKD 12969 1J4FA29S45P350733 2G4WD582181347608 1GKER13D09J 132798 1D7HU18D45J649988 1N4AL2AP0CN570337 1GCNCPEX6DZ181098 1GNFK13057J219716 1FTPW14V38KC47246 JN8AZO8W26W5 11285 5TDZT34A07S297538 1G6DE5EY4B0104415 5S3ET13M982801201 2FMDK36C97BB37506 1G1JD5SH9H4127741 1G1ZA5EUOBF319730 1FMIIK8D88CGB00172 3N1AB7AP3FY250790 1FTFX1EF6EKD33307 1G1ZJ57788F249085 1GKKRPED2BJ3 58625 1G1PC5SB5E7290759 WDBTK75G95T049207 KMTITC6AD7CU074937

1FADP3F23DL254397 1GKFC16068J224754 1G11B5SL9EF115924 2B3CL5CT6BH610069 1HGCS1B39CA023569 1GCCS136468270310 1N4AL3AP7FC435412 2G1WG5E32C1250721 1ZVHT82H685146832 JTHCK262672009293 2GKALWEK5C6176373 2FMDK3JCOABB63992 1J4NT4GB3AD537235 2T2HA31U36C095103 1FTNX20585EB08921 JN8AS5MT7EW105109 2GKFLSE5XC6151882 JM1BL1V74C1697442 1N4AL3AP4FN891761 1FMCU93G79KC49018 1G1ZE5E02CF 173964 3C4PDCBG6ET115159 1N4AL3AP6DC257151 3GNEK12TX4G192100 2C3CCAAGOGH268319 5XXGR4A69CG071862 1FADP3F26DL344336 1N4AL21E29N543454 1FMCU9GX8DUB71369 3N1AB7AP9FL652777 KL8CB6SA7HC759134 1C3CCCAB3FN623182 1G6AX5SX7E0170695 1GNKVGED8BJ116498 5NPEB4ACXDH615907 5NPEB4AC3DH543920 2FMDK38C48BA06725 KNDPB3A27C7229619 1C3CCCAB4GN1 84723 3N1AB7AP8DL562498 1C4RDIMG8CC276916 3C4PDCABXDT574392 1N4AL3APXFC271556 4T1BK3DB8AU3 62082 1GNEV33D59S119033

1GCHK44KX9E136930 1D7HU18N06S648132 1G6DT57V580201964 JM1BM1U71E1142868 1G2ZG57B294127852 JTHBK262672035484 JN1AJOHRXAM757800 1J4FA24119L776407 1J4GA39168L605542 5NPEB4AC6EH8 85864 3FAHPOJA7BR225045 3GCRCSEA4AG126709 JN8AS5MV3DW664818 2LMDU68C57BJ15886 1G11C5SA9DF201129 WBAPM77529NL88388 1FTPX14VX6NB45631 4S3BMBG64A3246410 1C4NJDEB8CD524322 1G11B5SL3EF156999 JNKCV61E19M013209 4S4BP86C354372464 1C3CDZAB7DN643268 2C3CDXBG8CH145683 JTEBUl 1F58K048899 1FTNE1EW1DDA82877 1GCCS139698100495 1LNHM81V87Y623616 2G1WD57C791251796 3N1AB7AP6EL645476 JN8AZ2KR7ET350396 1J8HR58PX7C567275 1G11F5RR6DF113738 1N4AL3AP3FC179639 1C3CCCAB4FN648432 2G1WB5E32E1128989 1D7RB1CP9AS 112596 3C4PDCBB6ET180520 1N4AL2AP2BN480315 1N4AA5AP9BC826301 1C3CCCAB2FN608642 1FAHP2F85FG102634 1C3CCCAB4FN564028 1G1ZB5E11BF334935 1GNKRGED3CJ255377

1G1JC5SH8F4183122 1N4AL3AP1FC101392 2C4RC1BG5GR213802 1C3CDZCB5DN658137 2T2HA31U15C072210 1G1JE5SB9F4138714 1ZVHT82H555138572 1C3CCBAB4CN180014 1C3CCBAB9CN138714 1N4AL3APXGC215103 4T1BF1FK3DU216893 1B3BD2FG1BN549047 2GNALBEK8E1181496 1G11B5SL6FF136814 2C3CCAET3CH174405 1GKEV33787J149816 1N4AL3AP2GN326295 JNKAY01EX6M116474 1N4AL3AP7EC293240 2FMDK3JCODBB50292 JN8AS5MT4AW502867 3FA6P0H77DR288683 1FTFW1ET6EFB09083 1G1PC5SB2E7341456 JNKAY01E47M3 00407 1FTEX1C83AFA85908 JTMRF4DV0B5043276 1GCDT33E188231794 1GCSKSE34AZ105090 1N4AL3AP9FC119493 1N4AL3AP2FN302657 1C3CDFBB2FD351033 1G1PE5SB9G7104427 3N1AB7AP3FY245945 1GCRCPEX3BZ210622 1C3CCCAB2FN690517 4S4BP61CX87304905 3GCPCSE05BG127643 1FADP3L97DL379887 1GCDT13E278166912 1FADP3F25EL151550 KNAGM4A71F5639857 4T1BF1FKXGU190944 2C3CDXBG4EH259022 1C3CCCAB9FN603017

JTHBJ46GX92299014 2G11Y5SL9E9109371 2G11Y5SL8E9251016 1FMCU93G69KB91578 2C3CCARG2FH868312 3GCUKREC4EG321917 3N1AB7AP5HY236893 1GNEK13T95R227581 1C3CDFCB4DD341227 JM3TB3DA6C0336985 211NYD2H5XAH532379 1N4AA5AP0AC807327 4T1BF1FK4GU255531 1FAHP2F81DG 106743 4T1BF1FK0FU923498 1FTRF12277NA39224 1HGCP2F3OCA010193 JNKCV54EX6M702098 1FTFW1ET6BFC29185 3FA6POHD1FR 110096 WBAVA37508NL55994 5NPEC4AC9DH665078 KMTICU4AE2EU752815 JNRAS18W59M153329 5GRGN23U63H129388 2CTFLXE55B6465631 2HGFB2F59EH553964 1FTMF1CM6DFC 13428 JTHBF5C22A5126185 1GKER23708J121301 WBAPK5C50AA649481 2C3CDYAG4DH607620 3VWDX7AJ9CM351422 WBAPK5C57AA651079 1G1PE5SB7G7144862 3C4PDCDG7CT147399 2C3CCAEG2DH606194 3GNEC12J78G188572 3C4PDCGGXET3 11078 1C4RDHAG9EC483564 KMBHU6KJ1DU107696 1VWAT7A30EC032494 WMWML33529TX50669 WBANE53547CW64691 2G1FA1E3XD9118383

KM-HGC4DE6AU084740 WDDDJ76X96A010787 JTHBB1BA7A2034441 2FMDK3JCXABA87682 KNAFW4A37B5354688 JTHBK1EG8A23 94799 5NPDH4AEOFH605675 1G6DR57V580129999 5XXGT4L37GG002856 2FMDK3KC9ABA89227 1C4NJDBB6CD555542 JTMBFREV5DD022705 2C4RC1CGXCR410750 2C4RC1BG5DR706245 JTHBF5C27B5146028 1FMFK20567LA46111 2CNFLFEY8A63 07486 1FAHP2KT4AG139922 1C4NJDEB8CD538236 JF1GV7E66DG031536 WDBWK54F66F118235 1FMCUODG5BKA68998 WBAWL73598PX59215 1N4AL3AP8DC122883 1G1ZE5ST2GF294918 3D4GG57V89T172871 1HGCR2F35EA247260 3FA6POHRXDR204132 JN8AS5MV9EW715529 1B3CC4FB1AN206342 1C4NJPFAOHD 115665 1GKS1EEF6BR144252 1G11C5SA4GF157738 3C4PDCBB2GT128482 19XFB2F53CE 107915 1GCHK23667F565773 1FTNE2EWXCDA94904 2C3CDXBG9CH297116 JM3KE2BEXDO134932 5GAER23748J180879 1C4NJCBA7ED850136 4T1BF1FK3CU627094 1GNKRJEDOBJ188488 2T1BU4EE4CC780040 1FM5K7D85GGB59411

5NPDH4AE1GH708640 2HGFG4A53FH705811 YV1382MS4A2501261 WDCTG4EB3HJ3 17099 WDDGF54X19R054049 2FMDK3GCXDBC64291 1ZVBP8AM2D5230245 JF1GE74678G508658 4T1BF1FKOEU802209 WDDGF4HB4DR263867 1G1PE5SB6G7226078 1VWBP7A3XDC097943 2GCEK19J781224674 2GCEK13M3 81124056 VNKKTUD35FA036644 2GTEK13T461216197 3C4PDCBG8ET250627 3N1AB7AP3GY3 07510 1FTFX1ET8DFC52855 5NPE24AF7GH431118 JN1BZ34D58M700374 1HGCR2F35FA081002 1G1ZB5ST4HD220443 2GCEK13M581159228 1N4AL3APXGC229681 JM3TB38V390179759 5NPEB4AC9EH847884 1J4RS4GG9BC573017 JM3TB2MAXA0218137 1J4GB591X8L513858 3FADP4GX6EM202343 2G1FA1E30D9182965 3D73Y4CL3BG551370 5NPE24AF6GH3 65161 1FTKR1EE9BPA07905 1G11D5RRODF105558 2CTALMEC7B6295408 5NPE24AF6GH424922 1G1FB1RS2H0190029 1D7HE48N76S592804 1C4RJFAGOCC202813 1C3CDFBA8DD 122926 WBABW53406PZ43005 1C3CCCAB7GN119381 2GCEC13J271527818

1N4BL3AP5GC 154196 1G4PR5SK4E4120086 2C4RDGCG2ER146877 3GCRCSEA8AG155923 3MZBN1V76HM121479 1J4NF2GB6AD633291 KMTIGC4DE4BU131913 2GNALPEC3B 1196022 5XXGM4A7XFG3 75908 19XFB2F72FE027415 3GCRKTE21AG157627 5GAEV23768J251544 1C6RD7GT7CS252476 WMWMF33519TW75437 1FTRF12288KE71792 1D7RV1CT3B S649258 5XYKTDA2ODG3 75944 WDDGF56X79R060273 1N4AL3AP2FC106505 1GNALBEK8GZ 104444 WBAPK5G59BNN28789 5YFBU4EE9DP192040 2CNALPEW6A6388843 1C3CCBBG5DN528494 2C4RDGCGXER340458 1FMCUOGX8EUB59655 1G1 YY32G845100517 5TDYK3DC7BS062952 3KPFL4A79HE 108625 1G1FB1RSOH0200668 5NPEB4ACOEH820380 JN1AZ4EH9DM8 82027 1GNFK26319R232284 1G6AA5RA0E0 146922 1N4AL3AP1FN400756 2ANYD2H27CH522255 1FMCUOD75BKB90230 2C4RDGB3GR263551 3FA6P0H7XGR103160 5LMCDC9OHUL45021 1FM5K8B8XDGC70993 1G1115SL2EU132790 1G1ZB5ST7GF298424 SNPDH4AEXDH439971 2T1BU4EE3AC472600

1FMJU1J52BEF43358 1GNFK130X7R107320 3VW467AT8CM650324 5NPE24AF7GH3 85550 1N4AA6AP8GC446637 5N1AR18U88C649350 1FMHK7D86BGA42300 5UXFA53532LP38015 5YFBU4EEODP098659 3FA46POHDOHR113221 1N4AA5AP5EC450491 2FMGK5CC1BBD34207 WMWZC3C54BWL79086 5GZER23D39J171109 2G4GN5EX7E9198877 2G1FA1E32F9274114 3FAHPOHAOCR425739 WAUHFAFL3BN019198 5TBRV54128S477278 WBAPH7G54BNN07083 2A8HR54P28R740530 5GAKRBED6BJ301795 1N4AL3APXDN456868 1G1ZE5ST911F121558 1FTPW12575KE51059 2C3CDXBG1EH265425 1HGCP26829A068262 1FMCUOGX9DUA04143 1GNKRFED2FJ126495 1GNFC13C59R192755 KNADM4A30G6646746 WDCTG4EB7GJ248397 1GCRCSE05CZ345057 3FA6P0HD2ER332323 3FADP4BJ1BM113312 1FMCUOGXOEUC53576 2G11X5SA4G9182183 1HGCR2F37FA189573 4T1BF1FK3DU241910 JM1GDV53G1425562 2CTFLCEW7A6331591 1FTRX14WX6KC52309 WDDSJ4EB1EN059470 5N1AR2MN0FC624928 WVGAV7AX2BW5 12333

JN1CV6APODM713768 WVWBN7AN7FE807477 5UXFA135X6LY37445 1J8GP58KX8W247413 1FA6P8TH1F53 90629 1FTEX1CMXEFB82218 1FM5K7B83DGB68641 1N4AL3APXDN555335 3GTP2WE35BG226029 19UUA66298A026999 2A4RR5D19AR337507 3N1AB7AP3DL628360 2CNDL13F456141761 2C3CDXBG7EH130479 5XYZT3LB4DG049070 5FNYF285X8B001540 5TFLU4ENOEX092996 19XFB2E510E006499 5TDKK3DC1DS350426 1FM5K8D85EGA53639 1G1PA5SH7D7172382 1N4AL3AP6EC413075 5NPEB4ACXBH203953 1C4RDHEG8EC435130 ZACCJABT1FPC25179 3GYFNDE38CS5 11145 4T3ZK3BB7AU031891 5N1BAOND5AN601261 1N4AL3AP1DN407476 1VWDT7A31FIC039522 1J4RS6GTXBC588697 5FNYF4H90AB026077 1C4NJPBB9FD226372 KMTICT4AEOFU893760 3VWDX7AJXDM232926 KMHDH4AE6GU620488 1HGCR2F32GA203395 2G11X5SA8G9165869 5XYKT3A61CG213087 5XYKT3A17CG277638 1C4NJRBB7GD657385 1C3CCCAG8GN141322 1FADP3F23GL269390 1G1115S36GU164273 JM3TB3MV9A0211706

3C6UR5DL7HG731936 1VWAS7A39FC102997 5NPEC4AC6BH281322 2GNFLFEK1F6123621 JM1W1U59G1402398 1FTPW14V46FA98514 5xxgn4a70cg037474 1C3CDFBA7DD 171826 5N1AN08U98C503500 JM3ER2A59B0400537 2HNYD28358H526630 WMWMM335X9TP9081 JM1W1U5XG1408260 JN8AZ2KR4ET351859 1GCNCPEX5DZ349362 2G11Y5SL1E9259149 3VWLP7AJ3DM251992 1N4AA5AP9DC833574 5N1AT2MTOGC8 11023 1N4AL3AP3GN3 11059 KNAFK4A6XG5585632 1J8HG48K28C222120 JF1ZNAA10D1703416 JN8AZ2KR9AT153188 2HGFG3B85EH526493 3G1BE6SM9HS607802 5N1AT2MT2GC811332 2G1FB3D37C9120701 2FMDK3KC9EBA01895 3FADP4BJ3HM123753 WBA3B1G54FNT03788 2D4RN3DG9BR614610 3LNHL2GCXBR761039 1GKKRTED3BJ203364 1HGCP26468A135702 3GTRCVE06AG 153418 5XXGN4A71FG403740 3N1CN7AP4FL831499 1GCHK43K59F 164016 3VWDX7AJ2CM315314 1N4AL3AP5DC270442 1ZVBP8CH9A5138013 2C3CCABG3DH564476 5XXGN4A7XDG102333 2C3CDXCTOHH510358

2C3CDXBG8EH234673 5NPEB4ACXDH689053 5GAKRDKD7DJ245997 3N1AB7AP2EY342133 1N4AL3AP7FC153691 YV1992AH6A1121246 3KPFK4A71HE075221 JN1BZ36A77M652670 1GNFC13017R158749 3VWLX7AJ4DM256246 1C3CCCAB7GN148699

8 1C3CCCAB4FN564191 5TDKK3DCXBS 065138 3FA6P0LU6DR272407 1G1JC5SH6F4139216 1HGCP2F8XBA024239 1ZVFT84N465202466 2HGFB2F55FH566535 3VW2B7AJ8HM214694 4T1BF1FK9GU265438 1LNHL9DKOEG602661 19UUA9F56AA007747 3C4PDCAB8HT559864 1HGCP26858A108543 2B3CJ5DTOBH501577 5N1AR2MM5DC676821 5FNYF48509B027125 3N10E2CPXGL3 60945 1G4GC5ER4CF364137 1N4AL3AP8DC138081 1FADP3K2XDL236520 1C6RR6GG8HS676321 JM3ER2A58B0409620 1FTSW21P85EA43090 19XFC2F59GE035640 1C6RR6GG8HS657378 2G1WB5E35E1118571 KNDJT2A62C7738890 1N4AL3AP5EC1 89989 1D7RE3BK4BS522670 SNPDH4AEODH423911 2GNALAEKXE1143617 JTEZU11F98K007352 1FTSW21P35ED10989 1N4AA5AP8BC835717

1FTMF1CM5DKF87259 3C6JD6CT4CG237356 2FMTK4J86FBB97391 3C6JR6AG8GG331141 1VWBH7A36DC135374 1G6DE5EG1A0119430 2FMDK3KC5ABB56759 1G6DV57V780186877 1C3CCCAB1GN160105 1G6DE5E56D0105235 1C4BJWEG7EL150076 JN1DV6APOCM810780 1N4AL3AP8EC271134 JTHBF5C23B5148729 ZACCJABTOFPB30659 2GCEK13TX61182492 KNDJN2A23G7299356 3GCRKSE36AG1 85622 1FTEW1C88AFA57847 1N4AL3APOHN333358 JN8AF5MR5ET356172 1G1ZB5ST8JF155716 1GTEC14089Z109229 1GNKRJED1BJ164264 1G1PC5SB2D7135553 3C4PDCAB7ET151304 2C4RDGCGXFR718537 1FMEU74E88UA27679 3N1AB7AP8GY216037 1G11C5SL3EF115334 KMTIGC4DE5AU074619 1G6DE5EY9B0158700 3C4PDCBG3HT531884 4A4AR4AU2FE024789 1GKEC13Z76R141556 1C3CDZBG9DN562878 5XXGN4A74CG049529 JTKJF5C70C3024416 KNADN4A36F6459300 JN8AS58T79W320229 1ZVHT82H865208602 1G1ZD5ST5JF124580 5NPE24AF4FH133981 2HGFB2F55DH506834 5NPEB4AC5EH905411

1G11B5SA7DF217834 4A4AR3AU9DE014462 2C4RC1BG3CR282157 1C3CCCAB3FN655095 WMWZC5C56BWL54332 3GYFNDEY9AS619878 2G1FA1E33F9305581 1G1105S32HU115835 1GC1KVC85EF 132706 1FTRX12W88FA09029 1N4AL3AP9JC 196440 3C4PDCABXGT169010 5XYKW4A2XCG281995 1FMCU9GX5FUC13497 JM1BL1V5XC1506587 KNDJH742495021063 1G1PK5S94B7241855 2G1125S3XJ9148465 2HNYD28337H527628 JN1CV6AR1DM756064 1G1ZE5ST9HF116585 5FNRL38727B418332 1FT7W2B66EEA08852 WVWKC71K58W235656 JTHBK262265019800 1G1ZE5 ST3HF 173400 WBAWL73517PX45291 1C3CCCAB2FN684930 1FATP8EM1G5304203 1N6BA07B36N556356 1C3CDFBB4FD3 15411 1GCGSBE34G1374381 4T1BE46K17U525707 1G1YA2D78F5106266 1N4AL3AP7FC595208 1FTFW1ETXCKE03171 5NPE34AB9FH154495 YV4952DL1C2316831 1G4PP5SK9G4113739 SHSRD78814U241676 3 TMJU62NO7M045483 2g1115s36g9115197 2FMDK38C09BB02983 4T1BE46KX8U220109 3N1AB7AP1EL666381

1D7HA18NX4S598040 KNAFG526687142051 1C3CDZAB4CN193237 KM8SG13D57U138379 5NPEC4AC2CH446493 JN8AS58V78W121813 1C3CCBBB3DN687180 KMHCT5AE9EU164449 KNAFK4A61E5190333 3N10E2CP2EL395816 1G1ZS58F87F303907 3N1BC1CP9BL422260 1G1ZC5E19BF108672 1C3CCBAG9EN101337 1FMZU67E23UC58089 2D8GP44LX6R914794 3FADPOL33AR234000 1FMYU031X5KD87773 2G1WC5EM2A1227618 1G1ZC5E04CF255295 lfmcu041x8kd22936 1D7HA16N25J563048 JTLKE50E781028780 JN8AS5MT4AWO 11697 3N1AB6AP7BL621967 1C3BC5ED8AN 153498 5NMSG13D59H310120 1HGCP268X8A058156 1GCCS139788163992 5NPEC4AC5BH176836 WBAVA37517NL12814 KMHCN36C37U027824 1N4AL3AP7DN564803 1G1AB5F52A7143886 3N1AB6AP3BL674598 1G1ZC5E00AF 173464 3MEHM08117R626170 3FAHP08108R244518 1G1JC5SH5C4146427 kmhct4ae2eu586993 1FAHP3FNXAW276998 4T1BE32K33U766548 1GNES16S056102666 1G2ZG57B3 84213797 3VWD17AJ4EM279212

1NXBU4EE9AZ3 07889 5NMSH13E59H237854 2G1WB55K289112806 1B3CB4HA4AD618574 1G1AL55F167721748 KM8JN12D55U210505 3N1BC13E68L377530 5NPET46C69H537784 2C3CDXHG9JH176266 WDDNG8GB7AA287359 1J8GP58K98W202351 5YFBURHE2HP593363 1G1PC5SG4G7212035 4T1BF1FK7GU176404 KNDJT2A14B7732933 JM1GJ1V54F1218791 1N4AL3AP8DC915343 3GTEK23M89G281418 1N4AL3APXGN354796 2GNALCEK8H1614437 1C4NJPBB6HD103390 1MEFM55S43A614293 4M2YU811X7KJ 10673 1G8AL52F15Z135804 KM8SC13D55U962455 JM1BK323451283693 3GNDA23P76S586949 1N4BL21E37N471343 1ZVFT8ONX55 125557 1N4AL2AP4CC251342 knafx4a61g5506737 5NPDH4AE4CH069857 3N1CN7AP8CL889501 JN8AZ08T44W228471 1FTFW1CF4CFA35785 5NPE24AF3FH236356 2B3CA3CV7AH271414 1N4AL3AP2HN339341 5NPEB4AC5EH939820 KMIIHT6KD4CU069795 WBAXE-15C5XDDW12990 4T3ZA3BB9AU031989 WD4PE7CC2D5813157 1GCEC19C67Z649646 1N4AA5AP3BC848181

1G1JD5SHOH4132293 2G1125S33J9138845 3VWD67AJ4GM322404 3N1AB7AP9EL647383 2C3CDXBG4CH244176 1N4AL3APXGC252393 1C3CCCAB9GN 171952 1GKFK66898J100323 1N6ADOER2DN711110 2GCEK13C971532034 WDCGG5GB6CF724513 2HGFA1F36AH510138 WDDGJ4FIBXFG3 70094 4T1BF1FK3HU675217 5NPEC4AC5BH064862 1GTDS196758137986 1FTMF1EF5CFA70730 1J4GA391X8L548231 1G6DV57V280167105 KM8NU13C99U095360 2T1BURF1E9FC403992 1FTSW2BROAEA02964 3D7KS28A68G212989 1GYFK63847R182360 JM1FE173340108278 1FAHP2EW3CG108640 1N4AL3AP1HC 140762 5YFBURF1E2HP655425 5NPE24AF8GH283755 WAUAF48H19K006618 3C6TD5CT8CG221194 1J4GA59157L195715 SNPDH4AEOEH494821 2T2BK1BAOBC104393 1C4NJDEB2CD571751 5N1AN08U78C540013 2FMDK3JC5DBB59277 5NPDH4AE8GH663440 1C4NJDBB8GD521012 5NPEB4AC2DH595510 2CTFLJEY8A6240030 WBAWB73508P043659 1FMEU6DE6AUA00836 19VDE1F7OEE009317 JN1BV7AP7FM343911

1N4AL3AP8HC 149698 1C3CCCAB2HN504851 2C3CDXBG7CH119818 KNDJN2A29G7254678 3C63DPJLOCG309011 1D7RB1CTXBS663201 1N4AL3AP3HC155604 2GNFLNE31D6240762 1GCHK53K89F117147 WBALM73589E165292 2C3CDXHG1DH552821 3GNEC12097G182875 1FADP3K26FL279898 WDDHF5GB6BA283951 1C6RR6KT4DS618639 5XXGT4L36HG148022 1GNFC26049R285077 WDDGF4F1B2EA957831 1C3CCCAB9FN670264 3C4PDCBG7HT538417 1N4AL3AP6HC212605 1G6AJ5SXXE0112162 2C3CDXBGXDH705642 1G4PP5SK8F4202040 1FT7W2AT8JEB90359 2T2BK1BA8AC054230 2GCEC13C371605136 2T1BURF1E8HC867178 1GCRCREC7JZ 185067 JN1CV6AP2CM931953 1HGCR2F33GA104584 1N6BD0CT8FN732548 1GCEC14077E530962 WDBUF56X28B318007 1N4AL3AP4GC132380 3C4PDCAB3ET284030 1G6KD57Y08U107515 5NPDH4AE3DH285863 WAlEFCFS6FRO09606 1D7HU18D85S359148 1N4AL3AP5GC185217 WBANV93558CZ64605 6G2VX12G74L193891 1FMNE1BW9EDA93482 JN8AS5MT4FW664554

JTNKARJE6GJ500829 1J4FA54147L136125 3N1AB7AP7HL677244 WDDGF4HB4CR213212 2T1BURHE3FC3 00695 1GCEK29019Z270071 5TFRT54169X028050 WAUAFAFLXBN051860 1HGCR2F38FA202217 2T1BURHE9GC676805 JA4AP3AU4GZ041170 WPOAB2A74BL061682 JH4KB266X9C002228 3GYFNBE33ES638635 WBA3N3C5XEF7 11343 1C4PJLCBXGW191699 1N4AL3APXJC 122069 WDDGF5EB8AR086357 WAUAFAFL8CNO19183 WDBWK5EAXAF229897 5XXGT4L33GG026300 4T1BF1FK9EU445337 JM1CW2BL9C0105168 KMIIDH4AE6GU623732 3 TMKU72NO8M013807 WDDGF54X69R067685 3C4PDCBG0CT368376 KMTICT5AEXDU108843 3N1AB7AP4GY265381 5NPE24AF4FH 154166 1ZVBP8EM5E5210888 4T1BF1FKXCU168663 JN8AZ18W69W100952 3N10E2CP7EL3 90711 1N4AL3AP9HC 112028 5NPDH4AE6DH3 67845 3GNAL3EK3DS602775 1N4AL3AP6JC212089 5LMCDC98GUJ32011 2C3KA53G48H255418 1J4FA39S24P726513 2C4RC1BGXFR587529 1J4GA59127L172182 3N1AB7AP0EY261485 1J4BA3H13AL124083

1G11B5SA8DF159281 1GNFC23059R256644 3N1AB7AP3FY361985 3MZBN1L711-1M113020 JTHBA1D21G5018090 1FTEX1CM3CFA99758 1N4AL3APOJC196309 1N4AL3AP1JC117682 2LMDJ6JK5BBJ22534 2G1165S30F9245914 5XYKW4A22CG262275 4T1BF3EKXBU619490 1FTRW12W68FA50746 4T1BF1FKOFU024172 3D7JV1EP4BG583467 1C4BJWEG8CL119092 JN1AZ34E26M351191 1G6AB5RA0D0135429 1G1ZE5ST2GF3 10096 2T1BURHE8GC645769 WBA3A5G54FNS83570 5GTEN13EX88113626 WDDGF5EB5AR103941 3VW2B7AJ6JM248011 5TFRT54187X005740 2T1BURHE8GC689089 1C4RJECT4EC234686 4T1BF1FK5HU723767 WDDNG71X97A033322 1G1105S39HU190905 5XYZU3LB2HG401808 1G1BF5 SM6H71 82996 3GYFNAE35CS556574 1GYEE637870180044 1N4AL3AP3DN403882 1C4NJPBA9ED779495 1N4AL3APHIN365804 WBASP4C51BC341618 1G1JC5SH9C4101801 WDDHF5KB8DA700335 KNMAT2MV7HP531132 5UXFE4C57AL277284 JTNB11HK3J3009840 3N1AB7AP7EY271916 KMIIHT6KDOAU019019

1N4AA5AP3DC837281 1G1YY22G3Y5116429 ML32F3FJ9KHF06770 KNDJP3A55H7424062 1N4AL3APXHC233733 1VWAT7A38HC054201 WBA3A5C58DF353391 5XXGN4A7XDG242043 1D7HU18248J179674 5NMZT3LB5JHO76876 3VWD67AJ3GM297866 1J8GA69187L114159 WVWBN7AN7DE5 10299 KNMAT2MT9GP603736 JN1BV7AP5FM354843 1N4AL3AP4HC201540 WDDSJ4GB2FN200884 1J4GA59167L148662 5XXGT4L38JG196692 1D7HAl8P37J522168 1J4BA5H11AL163928 5XYPG4A52KG515946 2HGFG21558H709558 3VWD17AJ0GM333026 1G1PE5SB6G7193602 2GTEC19J581275670 3FA6P0K94DR126990 1FADP3L96DL207706 5XXGT4L32JG221621 1N4AL3AP5JC274776 WP0CA2987YU622937 1N4AA6AP3GC442706 1FADP3F23EL3 00781 2C3CCAET4DH674106 2G1105S36H9149886 KNMAT2MT7GP693016 1VWAS7A37FC108877 1GCJK33142F163903 1FMCUOGX8EUA28371 2G1FC1E32D9234221 JTKJF5C74F3 096949 WDDEJ71XX7A001741 5NPD84LF7HH039054 3N1AB7AP5HY277685 5XXGN4A71FG403298

5GRGN23U43H130667 1N4AL3AP6GN344783 KNAFX4A89F5357817 4JGBB8GB4AA597704 1VWBS7A36FC063922 KNDJP3A54H74 18656 2G1105SA2H9168921 JN1CV6AR1BM400596 1N4AL3APOHC185627 1GYEE637590119513 1GCRCREC5JZ1 81650 2T2ZK1BA6FC183881 WDDSJ4EB7EN061482 1GC1KYCG2DF232091 1N4AL3AP3HC203389 3N1CB7AP4HY224789 19XFC2F78GE237077 3N1AB7AP8GY320916 1G6DF577490147602 1N4AA6AP3JC392106 1N4AL3AP6HC288633 WVWBP7AN9FE803716 SALSH23486A908557 WVWHV7AJ9CW043757 KNDJN2A25F7207162 1N4AA6AP9GC445772 5TFRM5F19AX004758 3GCEK13J08G299393 SYFBURHE1KP942648 5YFBURF1EOJP745887 3N1AB7AP6JY265888 KNDJN2A25H7486924 1FMCUOG96DUD49194 KMHCT4AEXHU289927 2C3CK6CT3AH331222 3VW267AJOGM228110 2GKALSEK4D63 71522 3N6CMOKN6FK690314 1N4AL3AP6FC295210 1D7HA16K27J574639 1G4GF5G3XEF271836 1G1AZ3773DR254780 5NPD84LF5HH038520 4T1BF1FK2GU235245 KMTITC6ADOHU3 10268

2C4RDGBG4HR731224 JN1BY1AP9FM541118 JN1AZ4EH4CM564007 1C4NJPBAOGD669762 1HGFA16569L000534 1C3CCCAB8HN504465 3KPF24AD8KE050801 3C4PDCBG4HT572959 2C4RDGCG9HR629870 3N1AB7AP8HL656158 2T1BU4EE0BC743372 1G1BE5SM5H7252541 1FMCU9G97GUA86237 2T1BURHEXHC828575 5TETU62N58Z588583 5NPE34AF2FH 191584 1FTFW1CT2DFA72213 3N1AB7AP2GY3 02170 5NPEC4AC7BH134376 1N4AA5AP2EC472478 KNDPC3ACXF7670350 WBAPH53589A435672 WVWDM7AJ9DW136345 ZACCJAAW1GPE29834 KNAFX4A8XE5176546 KMTICT5AE5HU335184 5XXGT4L36JG198585 JM3TB2CA7C0343522 3VW2B7AJXHM292121 5NPD84LF6JH253507 3GYFNAEY7B S659358 WMWSX1C52CT300396 JTMZFREV3FD055669 5NPDH4AEXFH623942 2C3CCAKTXCH147691 KM8SM4HF8EU087719 1C3CCCAB4FN521311 3C4PDCAB5JT254098 2C4RC1BGXER3 64289 KNDJN2A27H78 84412 1G1ZC5STOHF211039 3FA6P0H79GR345888 2G1105S37J9111220 5NPE24AF8HH449192 5XXGT4L31HG134271

1G1ZD5ST7JF146323 JN1CV6AR6AM460047 2C4RDGCG6ER155338 1G6DA5EY7B0162501 JTMYK4DVXAD003699 4T4BF1FK3GR572416 KM8JT3AF3FU101661 2T1BURHEOGC609171 1G1ZB5ST3JF 193242 SAJWAOES5DPS84709 WBAXG5C55CDY29512 1C3CCCAB7GN136472 5NPD84LF4HH192636 1G1105S3OHU190873 WDDGF4HB1CA627336 1VWAS7A35GC013705 WDDGF4HB8EG251007 1GNUCJEOXAR227238 3N1AB7AP3FY3 14052 3VW267AJ8GM3 84475 3N1AB7AP6JL624833 3KPFL4A77JE251143 1G1PC5SHOG7159021 4T1BF1FK1GU199287 3VW2B7AJ1HM314345 1C3CCCBB6FN663934 4T1B11HKOJU004783 3VW267AJ6GM3 91604 3GNAXJEV2JS531597 3VW267AJ3GM3 82312 1G4GB5GR7EF240799 3N1AB7AP8GY250124 3VWD67AJ5GM395197 1FA6P0H76G5109590 1FM5K7B98FGB 13761 3MYDLBYV2JY3 02984 WVWBP7AN9EE529416 1C4NJDBB5GD780492 1G1FB1RS4K0108423 3VW267AJ7GM405610 1G1BC5SMXJ7130446 1FA6P0HD0G5134376 ML32A5HJ4KH003085 5XYZT3LB6EG148670 3KPA24AB0JE066529

1N4AL3AP3HC 118746 1FADP5AUXGL120124 JTMWFREV4D5006877 3FA6P0H73GR129907 1G1PC5SB3E7447026 JM3KFBDL1H0183600 KNAFX4A89E5161584 5FNRL5H2XHB001011 3KPFL4A74JE171833 ML32A3HJ1KH013383 5NPDH4AE2GH729299 4T1B11HK4JU080264 3C4PDCAB7FT679717 1C6RR7TT2KS513275 1VWAT7A30GC051968 5NPD84LFOHH026064 3FADP4EJ7JM114586 2C4RDGEG9JR147810 JTHCE1BL8D5008267 1C3CCCBBOFN510627 KNDJN2A23F7152565 ZAM57XSA2E1103580 1G4PP5SK7C4177675 5NPE34AFOFH208270 1N4AL3AP1JC127368 4T1BF1FK8GU604576 1C3CCCABXGN 165593 4JGDA5HB6EA3 64809 KMTICT4AE2HU352907 3VW267AJ8GM3 90793 KNDJP3A50H7421652 ML32F3FJ9JHF13250 5NPDH4AE5GH796446 KMTIFH4JG7DA214307 3FA6P0G77GR183955 ML32F3FJ3KHF15142 2GKFLNE35H6260872 ML32F3FJ9KHF 15100 ZACCJABB2HPE88825 2T1BURHE9HC765873 3FA6POHDXGR350457 WDDHF5KB3EA777289 JM1BM1M78E1162275 19XFB2F93CE017893 4T4BF1FK6ER403729

KNDJN2A23F7803306 3N1AB7AP6HY271670 5NPE24AF2GH428711 1G11D5SL7FF331833 1G4GB5G30FF274306 1GNKVJED5CJ 152552 2GNALBEK2H1589562 1G1PC5SB1D7125614 1FADP3K23JL252148 KNDPC3AC6F7674475 3FA6P0HD0GR352377 1G11C5SA6DF200875 3VW267AJOGM3 19524 KNMAT2MT2JP5 17725 4T1BF1FK3CU194229 2T1BURHE3GC634758 2HGFC2F57GH553039 1GNSKKKC9KR223181 1N4AL3APXHC262682 5XXGM4A71EG330788 2GKALMEKXD6229669 1N4AL3AP1FC455218 1FADP3F23EL108339 1N4AL3APOFC218493 1FMCU9JD3HUD43621 1HGCR2F3XHA131802 2G1WB5E32F1162738 WDDGF8AB6DR261989 KMHDH6AEODU000663 5NPD74LF61111212808 5NPD84LF5JH247228 5NPE34AF8GH409707 5NPDH4AE3CI1113122

5NPD84LF31111051248 5J6TF1H56CL003953 2GNAXTEV0J6217526 2C3CCAAG4DH727380 1VWAS7A39GC052099 5NPE24AF9FH005462 3GYFNAE32ES626874 2C3CDXHGXDH563624 KNAGM4A78F5639967 1C6RR6FPXDS575695 5NPEB4AC4EH882199 1GNKRLKD1DJ209609 KNDJP3A50J7508389 KNDJN2A26G7326355 3N1AB7AP1GY308686 19XFC2F52GE093962 2G1WC5E32E 1100946 KNAGM4A70F5653393 5NPD84LF6JH364378 5NPD84LF4JH253456 1C4NJCBA8FID 155930 3N1CN7AP2KL816431 JN1BV7AR7EM685648 3N1AB7AP8JY252348 1G1ZD5ST3JF166889 1G1BE5SM4H7129457 2G1FC1E33C9176604 3N1AB7AP3JY282261 5XXGT4L38KG279251 KM8J33A47JU664543 3VW267AJ2GM404400 2G1145S37H9146211 1GKKVRED8CJ113319

5XYKT3A6XFG589162 KMTICT4AE9HU341824 1FADP3F20EL3 07347 3VWPL7AJ8DM688982 2GNALFEKXC6352854 3N1AB7AP2GL679630 1HGCR2F8XGA149047 1G4PR5SK9E4240725 3N1AB7AP4FY327747 WBAPM5C50BE578349 3FA6P0H78GR231462 3FA6P0LU2HR145367 1G1ZD5STXTF194415 3VWVA7AT1CM641919 1G11C5SA9GF125660 ML32F3FJOKHF18144 1C4NJPFAOHD207942 ML32F3FJ6KHF09707 2C3CDXHG4CH280313 4A4AR4AU3FE039222 2T1BURHE9FC234590 1C3CCCBG7FN638746 KMHD84LF2HU243360 5NPEC4AB8CH467744 5NPE24AF3GH359060 1G1ZD5ST3JF256043 JA32U2FU1HU005701 1G1PE5SB5F7276405 5NPD74LF5KH456957 1N4AL3AP2GC 147542 2G1WB5E30E1116324 3N1AB7AP4HY325161 1N4AL3AP3JC 131048

1G1FB1RX5J0121823 3C4PDCAB3JT 184231 1FA6P0H70G5123548 5NPE24AF1JH619012 WVWBP7AN8EE537653 1G1ZE5ST9HF269905 2C3CCARGOGH230433 KMTITG6AFXKU008595 JTDKN3DU9F1911522 WBA8E1G35HNU15773 5YFBU4EE2CP012105 1GKKRNED9DJ263454 5XYPG4A35KG592941 KMTIGC4DD8CU170867 ML32F3FJ5KHF05387 2T1BURHE3GC683801 1N4AL3AP5JC281033 KNDPBCAC1F7781145 2G1115S30G9140158 1FTEW1CMOCKD35163 KMHDH4AE9GU585784 2C3CDXBG7EH295898 1G11H5SA7DF292614 2C3CDXCTOGH241437 3FA6POHDXHR188766 1G1ZE5ST7GF351033 5XYZGDABXCG104780 1ZVBP8CF8C5273937 1FADP3K22JL280300 4T1BK1FK5FU567285 5NPDH4AE5DH368341 4T1BF1FK6GU125119 WBAPK5C58BA661217

3N1CN7APXJL818720 2G1115SL3F9166039 2C3CCAGG7GH198616 1N4AL3AP2DC163011 3N1AB7AP4FY348520 KMTICT4AE3HU3 73121 1N4AL3AP3JC164082 1N4AA5AP7DC804963 3GTU1VEC5FG418802 1GNALBEK2FZ125983 55 SWF4JBOGU142875 2C3CDYAG2CH291827 JA4AD3A3OGZ021028 1C4NJPBA2GD806328 WBAFR9C51BC758424 1HGCR2F54GA240921 3VWD67AJ4GM391710 5NPEC4AC2EH831443 1YVHZ8DH2D5M04511 JTMZFREVXHJ135023 5NPE34AF9FH097086 1VWBS7A38FC065378 3N1CN7AP3FL936017 5NPD84LF41111061447 3KPFL4A7OHE 132473 1N4AL3AP3JC 157634 1FAHP3J29CL445345 3FA6P0HD1HR268196 3C4PDCDG7FT650046